                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant [X]
                         -
Filed by a Party Other Than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement

[_]    Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2)

[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Materials Pursuant to (S)240.14a-12

                             STAAR SURGICAL COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      4)  Proposed maximum aggregate value of securities:

          ----------------------------------------------------------------------

      5)  Total fee paid:

          ----------------------------------------------------------------------

[X]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

      1)   Amount Previously Paid:

          ----------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      3)   Filing Party:

          ----------------------------------------------------------------------

      4)   Date Filed:

          ----------------------------------------------------------------------

                             [LOGO STAAR SURGICAL}

May 12, 1995



To Our Stockholders:

     The 1995 Annual Meeting of Stockholders of STAAR Surgical Company (the "Company") will be held at 10:00 a.m. on Tuesday, June 6, 1995, at the Holiday Inn located at 924 West Huntington Drive, Monrovia, California.

     Enclosed is a copy of the Annual Report on Form 10-K for the Company's fiscal year ending December 30, 1994, Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The enclosed Proxy Statement and Proxy Card contain details concerning the business to come before the meeting. You should note that the Board of Directors of the Company unanimously recommend a vote "FOR" each of the following matters or proposals as more fully described in the accompanying Proxy Statement: (i) the election of five director nominees to serve on the Company's Board of Directors; (ii) the adoption of certain amendments to the Certificate of Incorporation and Bylaws of the Company establishing a classified Board of Directors and related matters; and (iii) the ratification of a Stockholders' Rights Plan and, in connection therewith, the amendment of the Certificate of Incorporation of the Company to increase its authorized shares of common stock from 20 million shares to 30 million shares.

     If you are a record holder of the Company's common stock on March 31, 1995, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

     We look forward to reviewing the activities of the Company with you at the meeting. We hope you can be with us.

                                    Sincerely,


                                    /s/ John R. Wolf

                                    John R. Wolf
                                    President and Chairman of the Board

                             STAAR SURGICAL COMPANY
                               1911 WALKER AVENUE
                          MONROVIA, CALIFORNIA  91016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1995

To the Stockholders of STAAR Surgical Company:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of STAAR Surgical Company, a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on Tuesday, June 6, 1995, at the Holiday Inn located at 924 West Huntington Drive, Monrovia, California 91016, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

    1. To elect five directors to the Board of Directors of the Company to serve until the 1996 Annual Meeting of Stockholders (or, in certain cases, to serve until later Annual Meetings of Stockholders if the next proposal pertaining to the adoption of a classified Board of Directors is approved by the stockholders).

    2. To vote upon the adoption of an amendment of the Certificate of Incorporation and Bylaws of the Company to implement the following changes recommended by the Board of Directors (the "Classified Board Provisions"): (i) reorganize the Board of Directors of the Company into three classes of directors, with the directors in each class serving three-year staggered terms; (ii) limit the minimum and maximum number of authorized directors serving on the Board to three and seven persons, respectively, (iii) require that any vacancies in the number of directors of the Company be filled solely by the vote of a majority of directors then in office, (iv) require that actions by stockholders of the Company be taken only at an annual or special meeting and not by written consent; and (v) require a two-thirds vote of the stockholders of the Company to amend or repeal any of the foregoing amendments to the Certificate of Incorporation and Bylaws of the Company.

    3. To ratify the adoption of a Stockholders' Rights Plan and, in connection therewith, to adopt an amendment to the Certificate of Incorporation of the Company to increase the authorized shares of common stock of the Company from 20 million shares to 30 million shares.

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 31, 1995 as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjourned meetings thereof.

    All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                                       By Order of the Board of Directors

                                       /s/ John R. Wolf

                                       John R. Wolf
                                       Chairman and President
Monrovia, California
May 12, 1995

                             STAAR SURGICAL COMPANY
                               1911 Walker Avenue
                          Monrovia, California  91016



                                PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS



                            To Be Held June 6, 1995



                                VOTING AND PROXY

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of STAAR Surgical Company (the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, June 6, 1995, at the Holiday Inn located at 924 West Huntington Drive, Monrovia, California 91016 (the "Annual Meeting") and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" each of the following matters as more fully described in the accompanying Proxy Statement:
(i) the election of the five director nominees to serve until the 1996 Annual Meeting of Stockholders (or, with respect to certain directors, to serve until later Annual Meetings of Stockholders if the next proposal pertaining to the adoption of a classified Board of Directors is approved by the stockholders of the Company); (ii) the adoption of certain amendments to the Company's Certificate of Incorporation and Bylaws establishing a classified Board of Directors and related matters; and (iii) the ratification of the adoption of a Stockholders' Rights Plan and, in connection therewith, amending the Certificate of Incorporation of the Company to increase the Company's authorized shares of common stock, par value $.01 per share (the "Common Stock"), from 20 million to 30 million. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later dated proxy, or by voting at the meeting in person.

    At the close of business on March 31, 1995, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 12,714,343 shares of Common Stock. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 31, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy Card will be mailed on or shortly after May 12, 1995 to all stockholders entitled to vote at the Annual Meeting.

                             ELECTION OF DIRECTORS


                              ITEM 1 ON PROXY CARD

    The Board of Directors recommends that the five nominees listed below be elected to serve as directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any such nominees should be unable or unwilling to serve, the discretionary authority provided in the proxy will be exercised to vote for one or more substitutes designated by management. The Board of Directors has no reason to believe that any substitute nominees will be required.


                                  JOHN R. WOLF
                             MICHAEL R. DEITZ, M.D.
                             JOSEPH C. GATHE, M.D.
                             ANDREW F. POLLET, ESQ.
                             PETER J. UTRATA, M.D.


    The proxies cannot be voted for a greater number of persons than the number of nominees named. Stockholders wishing to nominate directors for election at the Annual Meeting may do so by delivering to the Secretary of the Company, no later than fourteen days before the Annual Meeting, a notice setting forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The five nominees receiving the highest number of votes will be elected directors.




    As stated above, each of the directors will serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. However, if the second proposal on the Proxy Card, pertaining to the adoption of the Classified Board Provisions, is approved, then the Board of Directors of the Company would be reorganized into three classes of directors, with the directors in each class serving three-year staggered terms. In such a case, assuming the present slate of nominees are reelected to the Board, the Board would designate Dr. Joseph C. Gathe to serve in the first class of directors who will initially hold a one-year term, Drs. Peter J. Utrata and Michael R. Deitz to serve in the second class of directors who will initially hold a two-year term, and Messrs. John R. Wolf and Andrew F. Pollet to serve in the third class of directors who will initially hold a full three-year term. If the Board of Directors as elected in the pending Annual Meeting of Stockholders contains persons other than the nominated slate, then such reconstituted Board of Directors will designate which directors will be appointed to each class by majority vote or, if agreement cannot be reached, the designation will be made by the director with the longest length of prior service on the Board. See, in general, "Approval of Proposals to Adopt Classified Board Provisions and Stockholders Rights Plan," herein, and, in particular, the subsections thereof captioned "Description of Classified Board Provisions" and "Implementation of Classified Board Provisions" thereof.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. WOLF AND POLLET AND DRS. DEITZ, GATHE AND UTRATA AS DIRECTORS FOR THE COMPANY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                    BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

      JOHN R. WOLF was elected President and a director in October 1989, and was appointed Chairman of the Board in March 1994. Mr. Wolf served as Executive Vice President of the Company from October 1986 to October 1989 and as a Vice President of the Company from September 1983 to October 1986. Mr. Wolf also serves as a director of certain of the Company's wholly owned subsidiaries, namely, STAAR Surgical AG, Switzerland (where he also serves as Co-chairman of the Board), STAAR Surgical France -SARL, STAAR Surgical Australasia Pty., Ltd., STAAR Surgical - Canada, STAAR Surgical - South Africa Pty., Ltd. and STAAR Surgical - Singapore. Mr. Wolf also serves on the Board of Directors of Canon-Staar, Japan, a joint venture of which the Company is a partner. From November 1980 through August 1983, Mr. Wolf was employed as an Intraocular Lens Divisional Sales Manager for Iolab Corporation, a division of Johnson & Johnson, where he was named manager of the year in 1982. Prior thereto, he served (and continues to serve) as President of his privately owned corporation, Iotech, Inc. Mr. Wolf is a graduate of the University of Southern California where he received his Bachelors of Science and Masters of Business Administration degrees.

      MICHAEL R. DEITZ, M.D. has served as a director of the Company since June, 1990. Dr. Deitz has been a physician specializing in ophthalmology since 1962. He attained a subspecialty in refractive eye surgery in 1979 when he was the fourth surgeon in the United States to perform radial keratotomy. Dr. Deitz has been a consultant and co-investigator at the Eye Foundation of Kansas City since its founding in 1986. Dr. Deitz is also a Clinical Associate Professor in the Department of Ophthalmology of the University of Missouri Kansas City School of Medicine. Dr. Deitz received his Medical Degree from the University of Pennsylvania, and his specialty training at the University of Michigan in Ann Arbor. Dr. Deitz currently serves as Counselor to the American Academy of Ophthalmology. He served on the Board of Directors of the International Society of Refractive Keratoplasty from 1984 through 1987 and from 1989 through 1992.

      JOSEPH C. GATHE, M.D. has served as a director of the Company since June 1990. Dr. Gathe received his medical degree from the University of St. Louis in 1953, and has specialized in general surgery since 1960. At present he serves as academic chief of surgery and program director of the surgery training program at the St. Joseph's Hospital in Houston, Texas. He is also an instructor in surgery at Baylor College of Medicine.

      ANDREW F. POLLET has served as a director of the Company since September 1990. Mr. Pollet has been the principal of the law firm of Pollet, Skousen & Woodbury, a Law Corporation, and its predecessor law firms since 1980. Mr. Pollet also serves as a director of the Mason Group, an employment agency, E.L. Payne Heating Company, a heating and air conditioning service company, Group Air Management, Inc., an aircraft brokerage and reseller, Sensa Pen Company, a manufacturer of writing instruments, and Powder Keg, Inc., a western clothing retailer under the Kemosabe name. Mr. Pollet received a Juris Doctor degree from the University of San Diego School of Law, and received a Bachelors degree and Masters in Business Administration degree from the University of Southern California.

      PETER J. UTRATA, M.D. has served as a director of the Company since December 1987. Dr. Utrata is an ophthalmic surgeon in Columbus, Ohio, and has been the President of Eye Surgery Center of Ohio, Inc. since May 1984. He is an active member of the Grant Eye and Ear Hospital, Columbus, Ohio. From 1974 to May 1984, he was a physician and partner with Eye Surgery Consultants. Dr. Utrata received an undergraduate and medical degrees from Ohio State University where he is currently a Clinical Associate Professor.

                       MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company held four meetings during the 1994 fiscal year. No director attended less than 75% of the total number of meetings of the Board and the meetings of any committees on which they served.

      During fiscal 1994, Mr. Wolf and Drs. Deitz and Gathe served on the Audit Committee, and Drs. Deitz, Gathe and Utrata and Mr. Pollet served on the Compensation Committee, which also serves as the Stock Option Committee. The Audit Committee met one time in 1994 (as part of a Board meeting) and the Compensation (Stock Option) Committee met two times in 1994 (also as part of Board meetings).


                           COMPENSATION OF DIRECTORS

      Non-employee directors are ordinarily entitled to receive $1,000 for each Board meeting and $1,500 for each committee meeting attended. However, by mutual agreement of the Board of Directors, no cash fees will be payable to directors during the period the options described below vest.

       In consideration of and as an inducement for serving on the Board from June 1994 through June 1997, the Company granted non-qualified stock options to purchase 60,000 shares of Common Stock at the price of $4.75 per share (the then trading price of the Common Stock) to each of Drs. Deitz, Gathe and Utrata and to Mr. Pollet. This grant was in lieu of the grant of any formula options under the 1991 Stock Option Plan which had been the prior method of compensation to
the members of the Board since 1990.   The Company granted non-qualified stock
options to purchase 60,000 shares of Common Stock at the price of $4.87 1/2 per share (the then trading value of the Common Stock) to Mr. Wolf in August 1994 for the same reason options were previously granted to other directors.

      These stock options vested one-third upon date of grant, and will vest one-thirds, two-thirds and fully upon the directors' continued service through the first and second anniversary dates of the grant of the options, respectively. These stock options expire five years from date of grant, except that vested options will expire one year after the date a director's service is terminated, if earlier. Unvested options shall immediately terminate in the event of the termination of a director's service on the Board, provided, however, unvested options shall immediately vest upon the following events: (i) if such termination is due to the failure or refusal of the Company, without cause, to nominate the director for reelection to the Board, (ii) the failure of the Company's stockholders to re-elect the director to the Board, (iii) the future sale or disposition by the Company of substantially all of its business or assets; (iv) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; (v) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company; or (vi) the dissolution or liquidation of the Company. Should a director exercise an option, the Company reserves the right, in its sole discretion, to allow the director to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code, and secured by such security as prescribed by the Stock Option Committee. The Company has no obligation to issue registered shares, although the Company intends (but without any obligation to do so) at such time as it deems such action to be necessary or appropriate to file a registration statement on Form S-8 under the Securities Act of 1933 with respect to said shares.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During fiscal 1994, Drs. Deitz, Gathe and Utrata and Mr. Pollet served on the Company's Compensation Committee (which is responsible for determining executive compensation) and its Stock Option Committee (which is responsible for determining grants of stock under the Company's 1990 and 1991 Stock Option Plans to the Company's employees). None of these directors is an executive officer or director of any other company of which any of the other aforementioned directors is an executive officer or director.

                   BENEFICIAL OWNERSHIP OF DIRECTOR NOMINEES

      The following table sets forth, as of March 31, 1995, certain information with respect to each nominee for director of the Company, including the number of shares of Common Stock beneficially owned by each of them.

                                         AMOUNT AND NATURE
                                           OF BENEFICIAL
   NAME AND AGE OR            AGE OF         DIRECTOR            OWNERSHIP OF          PERCENT OF
IDENTITY OF GROUP/(1)/       DIRECTOR         SINCE           COMMON STOCK/(2)(3)/   COMMON STOCK/(4)/
- ----------------------       --------    -----------------   --------------------    ------------------

John R.  Wolf                   49             1989              1,039,616/(5)/             8.1%

Michael R. Deitz, M.D.          62             1990                424,112/(6)/             3.3%

Joseph C. Gathe, M.D.           65             1990                147,500/(7)/             1.1%

Andrew F. Pollet, Esq.          44             1990                783,428/(8)/             5.8%

Peter J. Utrata, M.D.           51             1987                312,000/(9)/             2.4%

- -----------------------
*    Less than 1%.

/(1)/ The business address of each person listed in this column is c/o STAAR
      Surgical Company, 1911 Walker Avenue, Monrovia, CA 91016.

/(2)/ Unless otherwise indicated, the persons named have sole ownership, voting and investment power with respect to their stock, subject to community property laws.

/(3)/ Includes number of shares which would be outstanding if all warrants and options held by that person that are currently exercisable or become exercisable within 60 days were exercised.

/(4)/ Based on 12,714,343 shares of Common Stock outstanding on the transfer records as of March 31, 1995. The percentage of ownership of each person is calculated based on the number of shares which would be outstanding if all warrants and options held by that person (but no other) that are currently exercisable or become exercisable within 60 days were exercised.

/(5)/ Includes 15,000 shares held by Iotech, Inc., a corporation owned and controlled by Mr. Wolf, and 875 shares held by Mr. Wolf as Trustee of the Iotech, Inc. Profit Sharing Plan. Also includes 115,833 shares issuable upon exercise of (i) 62,500 formula options and 33,333 incentive options granted under the 1991 Stock Option Plan, and (ii) 20,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994.

/(6)/ Includes 273,000 shares issuable upon exercise of (i) 50,000 formula options granted under the 1991 Stock Option Plan, (ii) 25,000 options granted with respect to appointment to the Board of Directors, 138,000 warrants issued in connection with a loan to the Company, and (iii) 40,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994.

/(7)/ Includes 147,500 shares issuable upon exercise of (i) 50,000 formula options granted under the 1991 Stock Option Plan, (ii) 25,000 options granted with respect to appointment to the Board of Directors, (iii) 12,500 warrants granted in connection with assistance in litigation, and
      (iv) 40,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994.

/(8)/ Includes 11,750 shares held by Mr. Pollet as Trustee of the Pollet,
      Skousen & Woodbury 401(k) Pension Plan. Also includes 135,000 shares issuable upon exercise of (i) 50,000 formula options granted under the 1991 Stock Option Plan, (ii) 25,000 options granted with respect to appointment to the Board of Directors, and (iii) 40,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994.

/(9)/ Includes 135,000 shares issuable upon exercise of (i) 50,000 formula options granted under the 1991 Stock Option Plan, (ii) 12,500 warrants issued for director compensation, and (iii) 40,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information concerning the executive officers of the Company.


         NAME                             AGE                POSITION
         ----                             ---                --------

     John R. Wolf                          49   President, Chief Executive Officer
                                                and Chairman of the Board

     Vladimir Feingold                     45   Executive Vice President -
                                                Research and Development

     Michael J. Lloyd                      46   Senior Vice President -
                                                Manufacturing

     Carl M. Manisco                       45   Senior Vice President -
                                                Sales and Marketing

     William C. Huddleston                 48   Vice President - Finance, Chief
                                                Financial Officer and Secretary

     Donald D. Ferguson                    57   Vice President - European Affairs

     Steven L. Ziemba                      38   Vice President - Regulatory Affairs

     The executive officers of the Company are employed pursuant to employment agreements approved by the Board of Directors. See "Employment Agreements With Named Executive Officers," below.


                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     JOHN R. WOLF was elected President and a director in October 1989, and was appointed Chairman of the Board in March 1994. Mr. Wolf served as Executive Vice President of the Company from October 1986 to October 1989 and as a Vice President of the Company from September 1983 to October 1986. Mr. Wolf also serves as a director of certain of the Company's wholly owned subsidiaries, namely, STAAR Surgical AG, Switzerland (where he also serves as Co-chairman of the Board), STAAR Surgical France - SARL, STAAR Surgical Australasia Pty., Ltd., STAAR Surgical - Canada, STAAR Surgical - South Africa Pty., Ltd. and STAAR Surgical - Singapore. Mr. Wolf also serves on the Board of Directors of Canon-Staar, Japan, a joint venture of which the Company is a partner. From November 1980 through August 1983, Mr. Wolf was employed as an Intraocular Lens Divisional Sales Manager for Iolab Corporation, a division of Johnson & Johnson, where he was named manager of the year in 1982. Prior thereto, he served (and continues to serve) as President of his privately owned corporation, Iotech, Inc. Mr. Wolf is a graduate of the University of Southern California where he received his Bachelors of Science and Masters of Business Administration degrees.

     VLADIMIR FEINGOLD has been Executive Vice President - Research and Development since September 1993. Prior to that date he was engaged by the Company as its Vice President - Research and Development since September 1991, and prior to that as a consultant. Mr. Feingold is also Co-chairman of the Board of Directors and President of STAAR Surgical AG, Switzerland, and a member of the Board of Directors of Canon-Staar, Japan. Mr. Feingold has been, since its inception, Managing Director, Executive and Head of Research and Development of Bionica Pty. Ltd., an Australian corporation he founded in 1984, which is primarily involved in the development, manufacturing and distribution of infusion systems. In 1975 through 1984, Mr. Feingold was employed as a design engineer, chief mechanical engineer, manufacturing engineering executive, and a research executive with Telectronics Pty., Ltd. Mr. Feingold is a graduate of the University of Sydney, where he received a Bachelors of Science degree in Mathematics and a Bachelors of Engineering (Mechanical) degree (First Class Honors). Mr. Feingold also has Certificates from the N.S.W. Institute of Technology (Microprocessors and Data Acquisition), the Australian Institute of Management (Influence and Negotiation, Finance, and Management), and Sydney Hospital (Medical Technology).

     MICHAEL J. LLOYD has been Senior Vice President - Manufacturing since November, 1993, and Vice President - Manufacturing since November 1990. He was director of Manufacturing from April 1990 to November 1990, Manufacturing Manager from September 1987 to April 1990 and Production Supervisor from September 1986 to September 1987. Prior to 1986 Mr. Lloyd was materials supervisor of sterile products and production supervisor of the assembly and preparations departments at Cilco, Inc. Mr. Lloyd received a Bachelors of Science degree in Business Administration from California State Polytechnic University, Pomona.

     CARL M. MANISCO has been Senior Vice President - Sales and Marketing since 1992. Prior to that time, Mr. Manisco served as Vice-President - Sales from March 1990 and director of sales, product manager and sales manager since August 1983. From 1980 to 1983, Mr. Manisco served as sales representative and divisional sales trainer of Iolab Corporation, a division of Johnson & Johnson, manufacturers of intraocular lens implants and cataract removal equipment. Mr. Manisco received a Business Administration degree in marketing from the University of Portland.

     WILLIAM C. HUDDLESTON has been Vice President - Finance and Chief Financial Officer of the Company since March 1990, and Secretary since February 1994. Mr. Huddleston also serves on the Board of Directors of STAAR Surgical Australasia Pty., Ltd., STAAR Surgical - Canada, STAAR Surgical -South Africa Pty., Ltd. and STAAR Surgical - Singapore, and is also Director of Finance and Secretary of STAAR Surgical AG, Switzerland. From November 1988 to December 1989 Mr. Huddleston was Chief Financial Officer of MRP Acquisition Corporation, a rubber manufacturing company located in the City of Industry, California. From 1986 to November 1988 he was Controller of International Pharmaceutical Products, Inc. ("IPPI"). From 1982 to 1986 Mr. Huddleston was Vice President - Controller and a director of Paper Pak Products, Inc. He was Controller of the Green Bay mill of American Can Company from 1979 to 1982. Prior to 1979 he was employed in various management positions with International Paper Company.
 Mr. Huddleston is a Certified Management Accountant and received a Master of Business Administration degree from Northeast Louisiana University and a Bachelors of Science degree in Accounting from Mississippi State University.

     DONALD D. FERGUSON has been Vice President - European Affairs since December 1993. From April 1992 until his appointment as Vice President Mr. Ferguson served as Director of European Affairs. Mr. Ferguson also serves on the Board of Directors of STAAR Surgical France - SARL and STAAR Surgical - South Africa Pty., Ltd. From 1986 to February 1992 Mr. Ferguson was Vice President - International at Ioptex Research Inc. Prior to such employment, Mr. Ferguson was Regional Manager - North Asia and Hong Kong for Coopervision, Inc., Regional Managing Director - Far East at CILCO, Inc., and Director of Marketing, Director, Planning & Administration, and Market Research Manager at INCO Ltd. Mr. Ferguson received his Bachelors of Science and Masters of Business Administration degrees from Marshall University.

     STEVEN L. ZIEMBA has been Vice President of Regulatory Affairs since April 1990. From July 1986 to March 1988 he was Manager of Clinical and Regulatory Affairs at Ioptex Research Inc. and was Sales and Marketing Consultant to Ioptex from March 1988 to April 1990. Prior to 1986, Mr. Ziemba was Manager of Clinical Research of Allergan Surgical Inc., Senior Clinical Monitor and Regulatory Analyst at Allergan Medical Optics, Inc., Document Control Supervisor at CILCO, Inc., and Standards Analyst, Associated Quality Engineer and Physical Test Technician at American Pharmaseal Laboratories. Mr. Ziemba received a Masters of Science degree in Systems Management from the University of Southern California and a Bachelors of Arts degree in Biological Sciences from California State University.

                  BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS
                             AND EXECUTIVE OFFICERS

     The following table sets forth, as of March 31, 1995, certain information with respect to the amount and nature of beneficial ownership of the Common Stock with respect to (i) each person (other than a person who is also a director nominee) who is a beneficial owner of more than 5% of the Company's outstanding stock, (ii) each person (other than a person who is also a director nominee) who is an executive officer named in the Summary Compensation Table below, and (iii) all executive officers and directors as a group. Information concerning the amount and nature of beneficial ownership of executive officers who are also director nominees are disclosed in the table under that section of this Proxy Statement captioned "Beneficial Ownership of Director
 Nominees."

                                                                     AMOUNT AND NATURE
                                                                       OF BENEFICIAL
                                                                        OWNERSHIP OF           PERCENT OF
    NAME/(1)/                                IDENTITY               COMMON STOCK/(2)(3)/    COMMON STOCK/(4)/
    ---------                                --------               --------------------    -----------------
    Vladimir Feingold                        Executive Officer         190,000/(5)/               1.5%
    Michael J. Lloyd                         Executive Officer          92,828/(6)/                 *
    Carl M. Manisco                          Executive Officer          93,109/(7)/                 *
    William C. Huddleston                    Executive Officer         154,184/(8)/               1.2%
    Donald D. Ferguson                       Executive Officer          10,000/(9)/                 *
    Steven L. Ziemba                         Executive Officer         119,417/(10)/                *
    All Director Nominees and Executive
    Officers of the Company as a Group
    (11 persons)                                                     3,366,194/(11)/             24.3%

- --------------------
*     Less than 1%.

/(1)/ Unless otherwise indicated, the address of the persons named in this column is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, CA 91016

/(2)/ Unless otherwise indicated, the persons named have sole ownership, voting and investment power with respect to their stock, subject to community property laws.

/(3)/ Includes number of shares which would be outstanding if all warrants and options held by that person that are currently exercisable or become exercisable within 60 days were exercised.

/(4)/ Based on 12,714,343 shares of Common Stock outstanding on the transfer records as of March 31, 1995. The percentage of ownership of each person is calculated based on the number of shares which would be outstanding if all warrants and options held by that person (but no other) that are currently exercisable or become exercisable within 60 days were exercised.

/(5)/ Includes 55,000 shares issuable upon exercise of 55,000 incentive stock options granted under the 1991 Stock Option Plan. Also includes 70,000 shares held by Bionica Pty. Ltd., of which the executive officer is a 52% stockholder.

/(6)/ Includes 92,828 shares issuable upon exercise of (i) 12,500 formula options and 28,342 incentive stock options granted under the 1991 Stock Option Plan and (ii) 51,986 options granted in connection with a prior employment agreement.

/(7)/ Includes 73,109 shares issuable upon exercise of (i) 12,500 formula options and 36,666 incentive stock options granted under the 1991 Stock Option Plan, (ii) 7,276 options granted under prior plans, and (iii) 16,667 options granted in connection with a prior employment agreement.

/(8)/ Includes 30,000 shares issuable upon exercise of 30,000 incentive stock options granted under the 1991 Stock Option Plan.

/(9)/ Includes 10,000 shares issuable upon exercise of 10,000 incentive stock options granted under the 1991 Stock Option Plan.

/(10)/ Includes 85,883 shares issuable upon exercise of (i) 12,500 formula options and 30,000 incentive stock options granted under the 1991 Stock Option Plan, and (ii) 43,383 options granted in connection with a prior employment agreement.

/(11)/ Includes an aggregate of 1,140,653 shares issuable upon exercise of options and warrants held by nominees for directors and executive officers of the Company.

                              SUMMARY COMPENSATION

      The following table shows the compensation paid over the past three fiscal years with respect to the Company's Chief Executive Officer as of the end of the last fiscal year and the four other most highly compensated executive officers (in terms of salary and bonus) serving at the end of the last fiscal year whose annual salary and bonus exceeded $100,000 (the "Named Executive Officers"):


                             ANNUAL COMPENSATION                                      LONG-TERM COMPENSATION
                        ----------------------------------------        ---------------------------------------------------------
                                                                                   AWARDS                      PAYOUTS
                                                                        ----------------------------   --------------------------

                                                             OTHER
                                                             ANNUAL      RESTRICTED                                    ALL OTHER
NAME AND                                                     COMPEN-       STOCK        OPTIONS/         LTIP           COMPEN-
PRINCIPAL                         SALARY          BONUS      SATION       AWARD(S)        SARS          PAYOUTS         SATION
POSITION                  YEAR      ($)            ($)        ($)           ($)         (#)/(1)/          ($)            ($)
- ---------                 ----    -------        -------     --------    ----------     --------        -------         -------
John R. Wolf,             1994    202,801/(2)/       -            -          -          60,000/(5)/     46,875/(11)/       -
 Director, CEO            1993    200,607/(2)/       -            -          -          12,500/(6)/     46,875/(11)/       -
 and President            1992    203,903/(2)/       -            -          -          62,500/(7)/     46,875/(11)/       -

Carl Manisco, Sr.         1994    165,356/(3)/       -            -          -          35,000/(5)/         -              -
 V.P. -  Sales &          1993    144,450/(3)/       -            -          -              -               -              -
 Marketing                1992    117,891/(3)/       -            -          -          37,500/(8)/         -              -

Vladimir Feingold,        1994    193,667            -            -          -          90,000/(5)/         -              -
 Exec. V. P. -            1993    175,518            -            -          -              -               -              -
 Research & Devel.        1992    166,731            -            -          -          37,500/(9)/         -              -

William C. Huddleston,    1994    120,165          20,000         -          -          40,000/(5)/         -              -
 V.P. - Finance           1993    111,678            -            -          -              -               -              -
 and CFO                  1992    113,630            -            -          -          25,000/(10)/        -              -

Donald D. Ferguson        1994    137,228/(4)/       -            -          -          30,000/(5)/         -              -
 V. P. - European         1993    105,025/(4)/       -            -          -              -               -              -
 Affairs                  1992     69,848          30,000         -          -          15,000              -              -

- ----------------

/(1)/  No SARs were granted in 1992 through 1994.

/(2)/ Does not include commissions paid to Iotech, Inc., a corporation owned by Mr. Wolf, pursuant to the terms of the Company's sales representative agreement with Iotech, Inc. dating back to 1982. These amounts were $263,000, $214,500 and $73,000 in 1994, 1993 and 1992, respectively. See
       "Certain Relationships and Related Transactions - Transactions With Management and Others" and "Report of the Compensation Committee of the Board of Directors on Executive Compensation - CEO Compensation," herein.

/(3)/ Includes sales commission income paid to executive pursuant to the terms of executive's employment agreement. These amounts were $55,136, $39,747 and $22,770 in 1994, 1993 and 1992, respectively.

/(4)/ Includes sales commission income paid to executive pursuant to the terms of executive's employment agreement. These amounts were $6,889 and $3,505 in 1994 and 1993, respectively. Does not include $36,059 and $41,602 paid or incurred in 1993 and 1994, respectively, in connection with extraordinary housing allowance and relocation expenditures relating to Mr.Ferguson's relocation to Europe.

/(5)/ See Table below captioned "Option Grants in 1994 Fiscal Year" for a summary of these options.

/(6)/ Includes formula options to purchase 12,500 shares of Common Stock automatically granted pursuant to terms of 1991 Stock Option Plan in connection with appointment to Board of Directors.

/(7)/ Includes formula options to purchase 12,500 shares of Common Stock automatically granted pursuant to terms of 1991 Stock Option Plan in connection with appointment to Board of Directors and incentive options to purchase 50,000 shares of Common Stock granted pursuant to terms of 1991 Stock Option Plan.

/(8)/ Includes incentive options to purchase 37,500 shares of Common Stock granted pursuant to terms of 1991 Stock Option Plan.

/(9)/ Includes incentive options to purchase 37,500 shares of Common Stock granted pursuant to terms of 1991 Stock Option Plan.

/(10)/ Includes incentive options to purchase 25,000 shares of Common Stock granted pursuant to terms of 1991 Stock Option Plan.

/(11)/ Represents automatic forgiveness of indebtedness income on January 1, 1995 of last quarterly installment of principal and interest on a promissory note given to the Company by Mr. Wolf. See "Certain Relationships and Related Transactions - Indebtedness of Management to the Company in Excess of $60,000" below.

                       OPTION GRANTS IN 1994 FISCAL YEAR

     The following table provides certain information with respect to individual grants of stock options in the 1994 fiscal year to each of the executive officers named in the Summary Compensation Table set forth above:

                                                                                        POTENTIAL
                                                                                  REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL
                                                                                 RATES OF STOCK PRICE
                                                                                      APPRECIATION
                             INDIVIDUAL GRANTS                                     FOR OPTION TERM/(1)/
- -------------------------------------------------------------------------          ---------------------
                                            % OF
                                            TOTAL
                                           OPTIONS/
                                            SARS
                                           GRANTED      EXER-
                          OPTIONS/         TO EMPL-     CISE
                          SARS             OYEE IN      PRICE     EXPIR-
                          GRANTED           FISCAL      $/        ATION
NAME                      (#)/(2)/         YEAR/(3)/    SHARE      DATE       0%($)     5% ($)     10% ($)
- ----                      -----------      ----------   -----     ------      -----     ------     --------
John R. Wolf              60,000/(4)/       17.8        4.875     8/22/99      0        73,125     146,250

Vladimir Feingold         90,000/(5)/       26.6        4.75      3/31/99      0       106,875     213,750

Carl M. Manisco           35,000/(5)/       10.4        4.75      3/31/99      0        41,563      83,125

William C.  Huddleston    40,000/(6)/       11.8        4.75      3/31/99      0        47,500      95,000

Donald D. Ferguson        30,000/(5)/       8.9         4.75      3/31/99      0        35,626      71,250

- ---------------

/(1)/ The potential realizable dollar value of any given option is the difference between (i) the fair market value of the stock underlying such option as of the date of grant, adjusted to reflect hypothetical 0%, 5% and 10% annual growth rates {simple interest} from the date of grant of such option until the expiration date of such option, and (ii) the exercise price for such option. The 0%, 5% and 10% are hypothetical growth rates prescribed by the SEC for illustration purposes only and are not a forecast or prediction as to future stock prices. The actual amount that a Named Executive Officer may realize will depend on various factors on the date the option is exercised, so there is no assurance that the value realized by a Named Executive Officer will be at or near the value set forth above in the chart.

/(2)/ No SARs were granted to the Named Executive Officers in the 1994 fiscal year.

/(3)/ The numerator in calculating this percentage includes options granted to each Named Executive Officer in his capacity both as an officer (employee) and, if applicable, as a director. The denominator in calculating this percentage is 338,000, which represents options granted to all of the employees of the Company, including the Named Executive Officers, including, if applicable, grants of options attributable to their capacities as directors.

/(4)/ Non-qualified stock options granted in connection with re-election to Board. See "Compensation of Directors" above for a discussion of the terms of these stock options.

/(5)/ Incentive stock options granted, pursuant to the terms of the 1991 Stock Option Plan, to respective Named Executive Officer in connection with execution of employment agreement. See "Employment Agreements With Named Executive Officers" below for a discussion of the terms of these stock options.

/(6)/ Non-qualified stock options granted, pursuant to the terms of the 1991 Stock Option Plan, to the Named Executive Officer in connection with execution of employment agreement. See "Employment Agreements With Named Executive Officers" below for a discussion of the terms of these stock options.

                    OPTION EXERCISES IN THE 1994 FISCAL YEAR
                                      AND
                        OPTIONS AT 1994 FISCAL YEAR END

     The following table provides certain information with respect to the exercise of options in 1994 by the Named Executive Officers and the number and value of their unexercised options as of the end of the 1994 fiscal year end:

                                                      NUMBER OF              VALUE OF
                                                     UNEXERCISED           UNEXERCISED
                                                     OPTIONS/SARS          IN-THE-MONEY
                         SHARES                           AT              OPTIONS/SARS AT
                        ACQUIRED                      FY-END (#)/(2)/   FY-END($)/(2)//(3)/
                           ON         VALUE         -----------------   -------------------
                        EXERCISE     REALIZED         EXERCISABLE/          EXERCISABLE/
        NAME            (#)/(2)/      ($)/(1)/       UNEXERCISABLE         UNEXERCISABLE
- ---------------------   --------     ---------      -----------------     -----------------
John R. Wolf               -             -         115,833 / 56,667       444,478 / 217,584

Vladimir Feingold       65,000       135,000        55,000 / 72,500       205,625 / 294,063

Carl M. Manisco            -             -          73,109 / 35,834       399,890 / 138,232

William Huddleston         -             -          30,000 / 35,000       108,750 / 139,375

Donald D. Ferguson         -             -          20,000 / 25,000        73,750 / 100,625

- ---------------

/(1)/ The dollar amount shown represents the difference between the fair market value of the Common Stock underlying the options as of the date of exercise and the option exercise price.

/(2)/ No SARs were exercised by any Named Executive Officer in 1994, nor did any Named Executive Officer hold any unexercised SARs at the end of the 1994 fiscal year.

/(3)/ The dollar value provided represents the cumulative difference in the fair market value of the stock underlying all in-the-money options as of the last day of the 1994 fiscal year and the exercise prices for such options. Options are "in-the-money" if the fair market value of the underlying stock as of the last day of the 1994 fiscal year exceeds the exercise price of such options. The fair market value of the Company's stock for purposes of this calculation is $9, based upon the closing price for the Company's stock as quoted on the Nasdaq National Market System on December 30, 1994, the last day of the Company's 1994 fiscal year.

              EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

     The Company entered into a five year employment contract with Mr. John R. Wolf in July 1990. The Company and Mr. Wolf agreed in December 1994 to extend the term of this agreement for an additional seven years commencing January 1, 1995. Thereafter, this agreement will be renewed for additional one-year terms unless either party gives notification of termination. Mr. Wolf's agreement provided for an initial annual base salary of $160,000, which was increased by the Board of Directors to $200,000 effective August 1991, and will continue to be reviewed and increased, at the discretion of the Board, on an annual basis. The employment agreement also obligates the Company to provide certain health and life insurance and similar benefits to Mr. Wolf. Mr. Wolf's employment agreement also contained certain anti-dilution rights which would have allowed him to maintain his percentage ownership of Common Stock, however, these rights were terminated upon mutual agreement effective February 28, 1991. The Company also pays sales commissions to Mr. Wolf's wholly owned corporation, Iotech, Inc., pursuant to a Sales Representative Agreement with the Company. See "Certain Relationships and Related Transactions - Transactions With Management and Others" and "Report of the Compensation Committee of the Board of Directors on Executive Compensation - CEO Compensation," herein.

     The Company entered into a four year employment contract with Mr. Donald L. Ferguson in March 1992 in his capacity as Director of European Sales. Mr. Ferguson is required to devote his entire productive time to the performance of his executive obligations. Mr. Ferguson's agreement provided for an initial annual base salary of $90,000, which was increased by the Board of Directors to $96,000 in April 1993, and increased again to $120,000 in December 1993 upon his promotion to Vice President. This salary will continue to be reviewed and increased, at the discretion of the Board, on an annual basis. In addition, the Company pays Mr. Ferguson a housing allowance and certain other expenses connected with his relocation to Europe. Mr. Ferguson received a $30,000 bonus and 5,000 shares of restricted stock upon executing the employment agreement. The employment agreement obligates the Company to pay Mr. Ferguson, following the first year of the agreement, commissions equal to one-quarter of one percent of gross European sales.

     In March 1994 the Company entered into employment agreements with Mr. Vladimir Feingold as Executive Vice President - Research and Development, Mr. Carl M. Manisco, as Senior Vice President -Sales and Marketing, and Mr. William
C. Huddleston, as Vice President - Finance and Chief Financial Officer. Mr. Feingold's employment agreement also designates him as President of the Company's wholly owned subsidiary, STAAR Surgical AG, Switzerland. The employment agreements provide for three-year terms, and Mr. Feingold's agreement provides that it shall renew upon the expiration of the three-year initial term on a month-to-month basis, terminable upon 30 days prior notice, pending negotiations for a new agreement. Each of the executives are required to devote his entire productive time to the performance of his executive obligations, except that Mr. Feingold is required to devote so much of his productive time as is necessary, and shall be allowed to perform services for Bionica Pty. Ltd.
The employment agreements may be terminated by the Company for cause or the disability of the executive. The employment agreements may be terminated by the executive for cause, upon 180 days prior notice without cause, or in the event of, among other things, the demotion of the executive, or any of the following events (unless the executive votes in favor of such event as a director or stockholder): (i) the sale or disposition by the Company of substantially all of its business or assets, (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company;
(iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest, or (iv) the dissolution or liquidation of the Company.

     As base compensation under their respective employment agreements, Mr. Feingold receives $180,000 per year, Mr. Manisco receives $105,000 per year, and Mr. Huddleston receives $118,800 per year. Base compensation for each executive may be increased on an annual basis at the discretion of the Board of Directors. In addition, Mr. Manisco is entitled under his employment agreement to commissions equal to one-quarter of one percent of domestic sales, and Mr. Feingold is entitled to an automobile allowance of $750 per month. Each of the executives are also provided with medical and dental insurance, disability insurance equal to 60% of their base salary, and life insurance in the amount of $200,000.

     Messrs. Manisco's and Huddleston's respective employment agreements provide that the Company shall pay such executive severance pay in an amount equal to one year's base salary in the event any of the following events occur and the Company or the executive terminate their employment as a result of such event:
(i) the future sale or disposition by the Company of substantially all of its business or assets, (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; or (iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company.

     As part of their respective employment agreements, the Company agreed to grant incentive stock options under the 1991 Stock Option Plan to Messrs. Feingold and Manisco to purchase 90,000 and 35,000 shares of the Common Stock, respectively, at $4.75 per share (the then trading price of the Common Stock), and to grant non-qualified options to Mr. Huddleston to purchase 40,000 shares of Common Stock at $4.75 per share. At the same time, the Company also granted incentive stock options to Mr. Donald Ferguson to purchase 30,000 shares of Common Stock at $4.75 per share in connection with his appointment as Vice President - European Affairs.

     The stock options will vest one-third, two-thirds, and fully upon the executive's continued employment by the Company and/or its affiliates as of January 1, 1995, 1996 and 1997, respectively, and will expire five years following the grant date, except that vested options will expire earlier in the following circumstances: (i) immediately upon the date of termination in the event of the termination of an optionee's employment by the Company for cause,
(ii) 3 months following the date of termination if such termination is without cause by the Company, and (iii) one year after date of death in the event the termination is attributable to such death. Unvested options shall immediately terminate in the event of the termination of an optionee's employment, with the exception of the following events, in which case the options shall immediately vest: (i) the termination of the optionee's employment if such termination is made by the Company and is without cause; (ii) the termination of the optionee's employment if such termination is made by the optionee and is for cause; (iii) the future sale or disposition by the Company of substantially all of its business or assets; (iv) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company;
(v) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company; or (vi) the dissolution or liquidation of the Company. Should an executive exercise an option, the Company reserves the right, in its sole discretion, to allow the executive to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code, and secured by such security as prescribed by the Stock Option Committee. The Company has no obligation under these plans to issue registered shares, although the Company intends (but without any obligation to do so) at such time as it deems such action to be necessary or appropriate to file a registration statement on Form S-8 under the Securities Act of 1933 with respect to said shares.

     Mr. Feingold's employment agreement also addresses certain loans in the respective amounts of $120,000 and $192,000 which the Company made to Mr. Feingold in March 1994. The terms of these loans are more particularly described in "Certain Relationships and Related Transactions - Indebtedness of Management to the Company in Excess of $60,000" below. Among other things, the employment agreement provides that Mr. Feingold will be obligated to maintain collateral equal to at least 110% of the outstanding balance of these loans.
The employment agreement also provides that the Company shall forgive the outstanding balance of these loans in the event of: (i) the future sale or disposition by the Company of substantially all of its business or assets, (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; or (iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company. Similar forgiveness will be granted with respect to the outstanding balance of any loans given by the Company in connection with Mr. Feingold's exercise of incentive stock options granted under the Employment Agreement provided that such options were exercised at least ninety days prior to entering into negotiations for such transaction.

     Messrs. Feingold, Manisco and Huddleston have covenanted, pursuant to the terms of their employment agreements, that they shall not, for a period of one year following the termination of their employment or services, compete with the Company within certain specified geographic areas, or solicit the Company's employees or customers. In addition, these executives have covenanted to return all proprietary information to the Company following the termination of their respective employment agreements, and not disclose any confidential information of the Company.



         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The following is the report from the Compensation Committee of the Board of Directors, comprised of the Company's four outside directors. The Compensation Committee also serves as the Stock Option Committee under the Company's 1990 and 1991 Stock Option Plans. This report discusses the compensation policies for executive officers in general and the Committee's rationale for compensation paid to the Chief Executive Officer in particular.


                      REPORT OF THE COMPENSATION COMMITTEE

                                    GENERAL

     The Company's executive compensation program is designed to align stockholder's interests with business strategy, company values and management initiatives. It is based upon the following four objectives: (i) to link the interests of management with those of stockholders by encouraging stock ownership in the Company, (ii) to attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive with the industry, (iii) to reward individual results by recognizing performance through salary, annual cash incentives and long-term stock based incentives, and (iv) to manage compensation based on the level of skill, knowledge, effort and responsibility needed to perform the job successfully. Executive officers' compensation includes base salary and long-term stock ownership plans. In addition, it also includes, in common with all employees of the Company, annual cash bonuses to be paid based upon annual performance.

     In general, the Company's practice in determining compensation is for management to make a recommendation to the Compensation Committee, which in turn will evaluate such recommendation and make its own recommendation to the Board for its determination. The Compensation Committee, however, makes the final determination with respect to grants under the Company's 1990 and 1991 Stock Option Plan.

                               BASE COMPENSATION

     The present base compensation of the Company's executive officers is based upon the amounts set forth in their respective employment agreements which range, in term, from three to seven years. The initial amount of base salary paid to executive officers under their employment agreements was the amount, as determined by the Committee at such time, to be necessary to attract and retain executives with the requisite superior abilities to perform their executive functions. Certain executive officers also receive commissions based upon sales. The Committee believes that the amount of base salary paid to its executive officers is consistent with that paid in the industry.

     Pursuant to the terms of their employment agreements, base salary for the Company's executives is reviewed on an annual basis by the Compensation Committee. The Compensation Committee's philosophy toward increasing base salary is to offer moderate increases from present levels, thereby maintaining base salaries on a basis consistent with what the Compensation Committee believes is paid in the industry.

          In addition to base salary, certain executive officers are entitled to bonuses based upon certain performance related financial goals where the efforts of such officers are essential to the successful achievement of such goals. Inducement for superior performance by executive officers will be tied into the Company's performance and stock price by way of the annual cash bonuses and grants of stock and options to purchase stock discussed below.

                              ANNUAL CASH BONUSES

     The Compensation Committee, in its sole discretion, approves the payment of bonuses from time-to-time to the Company's employees, including its executive officers, as a medium-term incentive to influence employees to be productive over the course of each fiscal year. In April, 1994, the Compensation Committee awarded a bonus of $20,000 to Mr. Huddleston.

                        LONG-TERM STOCK OWNERSHIP PLANS

     The Company has two stock option plans in place which it may use to grant stock or options to purchase stock to its employees as long-term incentives, namely, its 1990 Stock Option Plan and its 1991 Stock Option Plan (there are also certain prior stock option plans in place, however, the Company is not actively granting stock or options under these plans). These plans afford the Company with the ability to make stock grants and to grant incentive stock options, non-qualified stock options, accelerated stock options, and tandem stock options to the Company's officers, directors, employees and consultants.

     The Compensation Committee's objective is to grant stock or options to purchase stock under the 1990 and 1991 Stock Option Plans which will be subject to vesting conditions based on continued employment. These vesting requirements are intended to create a more productive workforce by (i) acting as an inducement for long-term employment with the Company thereby lending stability to the Company's employee base, and (ii) encouraging more long-term productivity by the Company's employees as they see their efforts translate into greater share value.

     In March 1994, as part of their respective employment agreements, the Company agreed to grant incentive stock options under the 1991 Stock Option Plan to Messrs. Feingold, Lloyd, Manisco and Ziemba to purchase 90,000, 35,000, 35,000 and 40,000 shares of Common Stock, respectively, at $4.75 per share (the then trading price of the Common Stock), and non-qualified options to Mr. Huddleston to purchase 40,000 shares of Common Stock at $4.75 per share. At the same time, the Company also granted incentive stock options to Mr. Ferguson to purchase 30,000 shares of Common Stock at $4.75 per share in connection with his appointment as Vice President - European Affairs. See "Option Grants in 1994 Fiscal Year" above.

     Most of the available shares under the 1990 and 1991 Stock Option Plans have been issued or reserved for issuance. As of this date the Compensation Committee is awarding stock and options under these plans as shares become available based upon the lapse or forfeiture of previously issued options.

     In January 1994 the Board of Directors also agreed to extend the term of all options and warrants granted prior to the date of such meeting to each of the Company's executive officers and directors until such time as such persons were no longer an employee, executive officer or director, as the case may be. This extension does not apply to grants made after the date of this resolution. See "Compensation of Directors" and "Option Grants in 1994 Fiscal Year," above, for a description of later granted options.

                                CEO COMPENSATION

     Mr. Wolf's base salary, which was last increased in August 1991, has been and will continue to be adjusted from time to time in accordance with the philosophy for the determination of executive officer compensation described above in that section of this report captioned "Base Compensation." Mr. Wolf's wholly owned corporation, Iotech, Inc., also receives a 1% override sales commission with respect to sales of the Company's products pursuant to a Sales Representative Agreement with the Company dating back to Mr. Wolf's original association with the Company. See "Certain Relationships and Related Transactions - Transactions With Management and Others," herein. The Compensation Committee takes payments under this agreement into consideration as an equivalent to performance based forms of consideration when deliberating additional compensation, if any, to be provided to Mr. Wolf.

                             THE COMPENSATION COMMITTEE

                         Michael R. Deitz, M.D.    Joseph C. Gathe, M.D.
                         Andrew F. Pollet, Esq.    Peter J. Utrata, M.D.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph, assuming an initial investment of $100 on December 29, 1989, comparing the yearly percentage change in the cumulative total stockholder return for the last five fiscal years of the Common Stock relative to the cumulative total stockholder return for the same time period of
(i) United States and foreign companies listed on the Nasdaq Stock Market (the "Nasdaq Index") and (ii) United States and foreign companies listed on the Nasdaq Stock Market (the "Peer Index") who operate in the surgical, medical and dental instrument and supply industries (based upon Standard Industrial Classification {"SIC"} codes in the range of 3840 through 3849; the Company's SIC code is 3845). The Nasdaq Index and the Peer Index were prepared by the Center for Research in Security Prices of the University of Chicago's Graduate School of Business.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG STAAR SURGICAL COMPANY, NASDAQ INDEX AND PEER GROUP

                       [PERFORMANCE GRAPH APPEARS HERE]

                             STARR
Measurement Period           SURGICAL       NASDAQ
(Fiscal Year Covered)        COMPANY        500 INDEX     Peer Group
- -------------------          ----------     ---------     ----------
Measurement Pt-12/29/89        $100.0         $100.0       $100.0
FYE 12/31/90                   $102.7         $ 85.0       $116.9
FYE 12/31/91                   $417.9         $135.7       $230.2
FYE 12/31/92                   $135.7         $157.4       $187.5
FYE 12/31/93                   $146.4         $181.1       $151.6
FYE 12/30/94                   $257.1         $175.3       $161.4

- --------------------

       The lines represent monthly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using market capitalization on the previous trading day. If the monthly interval, based on fiscal year end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100 on November 29, 1989. No trading activity was recorded for the Company between June 28, 1989 and October 24, 1990. The historical stock performance depicted on the graph is not necessarily indicative of future performance. The Company will not make or endorse any predictions as to future stock performance or dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

       In February 1994 the Company entered into a consulting agreement with Dr. Deitz with respect to his services in evaluating new products. This agreement, which has a three-year term, provides for the payment of $7,000 per month to Dr. Deitz. Compensation under this agreement is separate from compensation payable to Dr. Deitz for services rendered as a director.

       Mr. Wolf owns and is President of Iotech, Inc., which is paid an override sales commissions of up to one percent with respect to sales of the Company's products pursuant to the terms of a Sales Representative Agreement with Mr. Wolf when he originally became associated with the Company. In December 1994 the Company and Iotech agreed to extend the term of this agreement for an additional seven years commencing January 1, 1995. This agreement was originally entered into with Iotech in September 1983 when the Company determined that it was essential to engage Iotech's services to build a customer base for intraocular lenses, based in significant part upon Mr. Wolf's experience in marketing and distributing intraocular lenses. The Company has since extended the term of this agreement beyond its initial term to reflect Iotech's continuing efforts to build and maintain the Company's customer base, as well as Mr. Wolf's agreement to also become an employee of the Company for a significantly smaller base compensation than he could otherwise have earned. Commissions are payable on a quarterly basis determined by a percentage of the Company's gross sales. In 1994 the Company paid Iotech $263,000 in commissions.

       In October 1994 the Company's subsidiary, STAAR Surgical Australasia Pty., Ltd., entered into an agreement with Bionica Pty. Ltd., an Australian corporation, to purchase its intraocular lens distribution and phacoemulsification businesses, as well as the rights to use the Bionica name. Mr. Feingold owned approximately 51% of the outstanding shares of Bionica Pty. Ltd. at the time of the transaction. As consideration for the acquired businesses, the Company paid Bionica Pty. Ltd. the sum of $150,000 in cash plus 70,000 shares of restricted stock of the Company, which shares would have a fair market value of $350,000 if such shares were freely tradable.

       Pollet, Skousen & Woodbury, a law firm of which Andrew F. Pollet, a director of the Company since September 1990, is the principal stockholder, received approximately $525,000 in legal fees, costs and expense reimbursements during the 1994 fiscal year in payment for services which were billed at such firm's standard billing rates. It is anticipated that Pollet, Skousen & Woodbury will continue to render legal services throughout fiscal year
1995.

INDEBTEDNESS OF MANAGEMENT TO THE COMPANY IN EXCESS OF $60,000

       As of December 30, 1994, John R. Wolf was indebted to the Company in the amount of $1,194,745. This obligation arose in connection with a promissory given by Mr. Wolf to the Company in exercise of options and warrants to purchase 640,565 shares of Common Stock in February 1991 for the sum of $1,431,020. This note, in the original principal amount of $1,431,020, and bearing interest at the rate of 8%, was payable on February 28, 1994. However, in October 1993, the Board authorized the extension of the payment date to April 1997, and reduced
this interest rate to 4.07%.   This note is secured by a Stock Pledge/Security
Agreement whereby shares of Common Stock are held as collateral by a third party pledgeholder. The principal amount of this note has since been paid down to
$1,194,745.   The highest balance of Mr. Wolf's principal indebtedness to the
Company for the 1994 fiscal year was January 1, 1994 when $1,231,630 was outstanding which reflected, in addition to the aforesaid note, a $46,875 obligation by Mr. Wolf to the Company under a prior note. This note was given by Mr. Wolf to the Company in July 1990 in connection with Mr. Wolf's purchase of 156,250 shares of Common Stock for the amount of $187,500. The note provided for the purchase price to be paid in sixteen quarterly installments beginning January 1, 1991 with interest at the rate of 8%. Each quarterly installment was forgiven as it became due in the event Mr. Wolf remained employed by the Company at the applicable due date, with the last quarterly installment being satisfied on January 1, 1994.

       As of December 30, 1994, William C. Huddleston was indebted to the Company in the amount of $197,310. This obligation arose from three promissory notes. The first promissory note was given to the Company in connection with Mr. Huddleston's exercise of options and warrants to purchase 99,644 shares of Common Stock in February 1991 for the sum of $189,933. This note, in the original principal amount of $119,185, and bearing interest at the rate of 8%, was payable on February 28, 1994. However, in October 1993, the Board authorized the extension of the payment date to April 1997, and reduced the interest rate to 4.07%. This note is secured by a Stock Pledge/Security Agreement whereby shares of Common Stock are held as collateral by a third party pledgeholder. The second promissory note was given by Mr. Huddleston in connection with his exercise of warrants to purchase 16,667 shares of Common Stock on July 3, 1992 for the sum of $100,002. This note, in the original principal amount of $80,000, and bearing interest at the rate of 9%, is payable on March 29, 1995. However, in October 1993, the Board authorized the extension of the payment date to April 1997, and reduced this interest rate to 4.07%.
This note is secured by a Stock Pledge/Security Agreement whereby shares of Common Stock are held as collateral by a third party pledgeholder. The third promissory note was given by Mr. Huddleston in connection with his exercise of warrants to purchase 12,500 shares of Common Stock in March 1993 for the sum of $31,250. This note, in the original principal amount of $28,000, and bearing interest at the rate of 8%, was payable on February 28, 1994. However, in October 1993, the Board authorized the extension of the payment date to April 1997. This note is secured by a Stock Pledge/Security Agreement whereby shares of Common Stock are held as collateral by a third party pledgeholder. The highest balance of Mr. Huddleston's principal indebtedness to the Company under these notes for the 1994 fiscal year was December 30, 1994.

       As of December 30, 1994, Mr. Pollet was indebted to the Company in the amount of $733,335. This obligation arose in connection with Mr. Pollet's exercise of warrants to purchase 244,445 shares of Common Stock on May 26, 1992 for the sum of $733,335. This note, bearing interest at the rate of 8%, is payable on May 31, 1995. However, in October 1993, the Board authorized the extension of the payment date to April 1997, and reduced the interest rate to 4.07%. This note is secured by a deed of trust on real property. The highest balance of Mr. Pollet's principal indebtedness to the Company under this note for the 1994 fiscal year was December 30, 1994.

       As of December 30, 1994, Mr. Feingold was indebted to the Company in the amount of $312,310. This obligation arose from two promissory notes. The first promissory note was given to the Company in connection with a personal loan. This note, in the original principal amount of $192,000, and bearing interest at the rate of 6%, is payable on April 1, 1997. Mr. Feingold is obligated, however, to repay the loan with the proceeds of the sale of certain improved property, which property he is obligated to sell upon the completion of construction of a residence he is building. This note is secured by deeds of trust on two properties, one improved and one unimproved, both of which are in second position. The second promissory note was also given to the Company in connection with a personal loan. This note, in the original principal amount of $120,000, and bearing interest at the rate of 8%, is payable on April 1, 1997. This note is secured by a Stock Pledge/Security Agreement whereby shares of Common Stock are held as collateral by a third party pledgeholder. The highest balance of Mr. Feingold's principal indebtedness to the Company under these notes for the 1994 fiscal year was December 30, 1994.

       Pursuant to the terms of his employment agreement with the Company, Mr. Feingold is obligated to maintain collateral with respect to each loan equal to at least 110% of the outstanding balance of such loan. Mr. Feingold's employment agreement also provides that the Company shall forgive the outstanding balance of these loans in the event of: (i) the future sale or disposition by the Company of substantially all of its business or assets, (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; or (iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company. Similar forgiveness will be granted with respect to the outstanding balance of any loans given by the Company in connection with Mr. Feingold's exercise of incentive stock options granted under the Employment Agreement provided that such options were exercised at least ninety days prior to entering into negotiations for such transaction.

                                  APPROVAL OF
                               PROPOSALS TO ADOPT
                          CLASSIFIED BOARD PROVISIONS
                                      AND
                           STOCKHOLDERS' RIGHTS PLAN


                         ITEMS 2. AND 3. ON PROXY CARD

GENERAL

       On April 20, 1995, the Board of Directors unanimously adopted resolutions declaring the advisability, as discussed in more detail below, of the following two proposals:

       1.    Item 2 on Proxy Card:  Amending the Certificate of Incorporation of
             --------------------
             the Company and making conforming amendments to the Bylaws of the Company in order to: (i) reorganize the Board of Directors of the Company into three classes of directors, with the directors in each class serving three-year staggered terms, (ii) limit the minimum and maximum number of authorized directors serving on the Board to three and seven persons, respectively, (iii) require that any vacancies in the number of directors of the Company be filled solely by the vote of a majority of directors then in office, (iv) require that actions by stockholders be taken only at an annual or special meeting of stockholders and not by written consent, and (v) require a two-thirds vote of the stockholders of the Company to amend or repeal any of the foregoing amendments to the Certificate of Incorporation and Bylaws (collectively, the "Classified Board Provisions"); and

       2.    Item 3 on Proxy Card:  Adopting a Stockholders' Rights Plan (the
             --------------------
             "Rights Plan") and, in connection therewith, amending the Certificate of Incorporation of the Company to increase the authorized shares of Common Stock of the Company from 20 million shares to 30 million shares.

       The specific amendments to the Certificate of Incorporation and Bylaws contemplated by the proposal to adopt the Classified Board Provisions and the proposal to ratify the Stockholders' Rights Plan are excerpted in Appendixes A-1 and A-2 to the Proxy Statement, respectively. The text of the Rights Plan is excerpted in Appendix B to the Proxy Statement. Before voting, stockholders are urged to read carefully the text of Appendixes A-1, A-2 and B.

       Each of the aforesaid proposals is conditioned upon the approval of the stockholders of the Company at this Annual Meeting of Stockholders or any adjournments thereof. The Classified Board Provision proposal, and the portion of the Rights Plan proposal relating to increasing the Company's authorized shares of Common Stock, will not become effective and will not be implemented unless and until such stockholder approval is obtained; the Rights Plan itself became effective upon its adoption by the Board of Directors, however, if this proposal is not ratified by the stockholders of the Company at this Annual Meeting, the Rights Plan will be deemed null and void from its inception.

       The Classified Board Provision proposal and the Stockholders' Rights Plan proposal are being presented separately to the stockholders of the Company. As more fully discussed below, the Board of Directors believes that the adoption off each of the proposals are in the best interests of the Company and its stockholders.

CLASSIFIED BOARD PROVISIONS

DESCRIPTION OF CLASSIFIED BOARD PROVISIONS

       The adoption of these amendments is intended to act as an integrated approach to addressing the Board's concerns, as discussed below in greater particularity, relative to maintaining management continuity and stability as well as affording necessary time and flexibility to appropriately respond to hostile tender offers. As such, the Classified Board Provisions are intended to be approved as a whole, rather than in their constituent parts, in order to enhance their effectiveness in meeting the Board's stated purpose. The following constitutes an analysis of each constituent part of the Classified Board Provisions.

       Establishment of Classified Board of Directors - Removal of Directors
       ---------------------------------------------------------------------
Only For Cause.  As part of the Classified Board Provisions, the Certificate of
- --------------
Incorporation and the Bylaws of the Company would divide the Board into three classes of directors, namely, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Insofar as the number of directors of the Company is presently fixed at five, each class would be comprised of two directors, except that Class I would consist of one director (See "Size of the Board of Directors," below). Following the interim arrangement described below in "Implementation of Classified Board Provisions," the directors of each class will serve three-year terms, and the term of one class will expire each year. The amended Certificate of Incorporation would not permit stockholders or directors to remove directors without cause.

       The current Bylaws of the Company provide that directors hold office until the next annual meeting and until their successors are elected or qualified, or until their earlier death, resignation or removal. The current Bylaws of the Company further provide that directors may be removed from office with or without cause by the vote of the holders of a majority of the Common Stock at a special meeting thereof. The term cause is not defined in the Bylaws.

       Delaware corporate law provides that a corporation's Certificate of Incorporation and/or Bylaws may provide that the directors be divided into up to three classes with each class to be elected for a period of one to three years. Delaware corporate law further provides that, if a corporation has a classified Board, the directors cannot be removed except for cause unless such right is expressly granted in the Certificate of Incorporation.

       Size of the Board of Directors.  As part of the Classified Board
       ------------------------------
Provisions, the Certificate of Incorporation and the Bylaws of the Company would provide that the Board shall consist of not fewer than three nor more than seven members, with the exact number of directors to be fixed, within those limitations, by a vote of a majority of the entire Board. Additionally, no reduction in the size of the Board would shorten the term on an incumbent director.

       Currently, the Bylaws of the Company provide that the number of directors shall be fixed by the affirmative vote of a majority of the Board of Directors or by action of the stockholders of the Company. By action of the Board of Directors, the present number of directors is fixed at five.

       Delaware law states that the Board of Directors of a corporation shall consist of one or more members, which number shall be fixed by the Bylaws of the corporation, unless the Certificate of Incorporation of the corporation fixes the number of directors, in which case a change in the number of directors may be made only by amendment to the Certificate of Incorporation.

       Requirement that Vacancies in the Board of Directors be Filled Solely by
       ------------------------------------------------------------------------
the Vote of a Majority of Directors then in Office.  As part of the Classified
- --------------------------------------------------
Board Provisions, the Certificate of Incorporation and the Bylaws of the Company would require any vacancies and newly created directorships to be filled exclusively by vote of a majority of the directors then in office, or the sole remaining director, and not by the stockholders. In addition, any director so appointed would hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which director is appointed expires (rather than at the next annual meeting, as is presently the case).

       Currently, the Bylaws of the Company provide that any vacancies and newly created directorships resulting from an increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, though less than a quorum, or the sole remaining director or by the stockholders at the next annual meeting thereof.

       Delaware corporate law provides that vacancies and newly created directorships will be filled in the same manner as presently provided in the Bylaws of the Company unless otherwise provided in a corporation's Certificate of Incorporation or Bylaws.

       Requirement that Actions by Stockholders be Taken Only at a Meeting of
       ----------------------------------------------------------------------
Stockholders and not by Written Consent.  As part of the Classified Board
- ---------------------------------------
Provisions, the Certificate of Incorporation and the Bylaws of the Company will be amended to provide that stockholders may only act at an annual or special meeting of stockholders duly called and to prohibit action by written consent. Currently, the Company's Bylaws provide that stockholders of the Company may take any action they otherwise could at a meeting by written consent, without prior notice and without stockholder vote at a meeting, so long as the written consent has been signed by holders of a number of shares who could otherwise authorize such action at a meeting of stockholders. Delaware corporate law provides that stockholders can take action by written consent in the same manner as currently provided in the Company's Bylaws unless otherwise provided in a corporation's Certificate of Incorporation or Bylaws.

       Requirement for Two-thirds Vote of the Stockholders of the Company to
       ---------------------------------------------------------------------
Amend or Repeal any of the Foregoing Amendments.  As part of the Classified
- -----------------------------------------------
Board Provisions, the Certificate of Incorporation of the Company will provide that stockholders may amend the Classified Board Provisions only by a two-thirds affirmative vote of the shares entitled to vote. Under Delaware corporate law, the power to amend, alter or repeal provisions of a corporation's Certificate of Incorporation requires the approval of both the Board of Directors and the holders of a majority of the voting power of shares entitled to vote thereon. A corporation may provide in its Certificate of Incorporation, however, for a higher percentage vote than is otherwise required by law for any corporate action. Once such a supermajority provision is adopted, Delaware corporate law requires an equally large supermajority vote to amend, alter or repeal such provision. Currently, the Certificate of Incorporation of the Company contains no supermajority vote provisions.

IMPLEMENTATION OF CLASSIFIED BOARD PROVISIONS

       Following approval of the Classified Board Provision proposal by the stockholders of the Company, the Company would file a Certificate of Amendment to the Certificate of Incorporation of the Company with the Delaware Secretary of State incorporating the provisions set forth in Appendix 1-A, and, following the approval by the Delaware Secretary of State of such filing, the Board would make the conforming amendments to the Bylaws which are set forth in Appendix 1-A.

       In order to place the classes of directors on a staggered basis for purposes of annual elections, the directors in Classes I and II would initially hold office for one and two-year terms, respectively. The director in Class I, who will initially serve a one-year term, will be eligible for re-election to a full three-year term at the Annual Meeting of Stockholders to be held in 1996. Directors in Class II, who will initially serve two-year terms, will be eligible for re-election for full three-year terms at the Annual Meeting of Stockholders to be held in 1997. Directors in Class III, who initially serve full three-year terms, will be eligible for re-election for new three-year terms at the Annual Meeting of Stockholders to be held in 1998. Thus, after the meeting to which this Proxy Statement relates, stockholders will elect approximately one-third of the directors at each Annual Meeting of Stockholders. Each director will serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.

       The Board of Directors as elected in this Annual Meeting of Stockholders will designate which directors will be appointed to each class. Assuming the present slate of nominees are reelected to the Board, such Board would designate Dr. Joseph C. Gathe to serve in the first class of directors who will initially hold a one-year term, Drs. Peter J. Utrata and Michael R. Deitz to serve in the second class of directors who will initially hold a two-year term, and Messrs. John R. Wolf and Andrew F. Pollet to serve in the third class of directors who will initially hold a full three-year term. If the Board of Directors as elected in the pending Annual Meeting of Stockholders contains persons other than the nominated slate, then such reconstituted Board of Directors will designate which directors will be appointed to each class by majority vote or, if agreement cannot be reached, the designation will be made by the director with the longest length of prior service on the Board.

OBJECTIVES AND POTENTIAL EFFECTS OF CLASSIFIED BOARD PROVISIONS

       The Board of Directors believes that dividing the directors into three classes and providing that directors will serve three-year terms rather than one-year terms is in the best interests of the Company and its stockholders because it should enhance the likelihood of continuity and stability in the Company's management and in policies formulated by the Board. At any given time, at least two-thirds of the directors will have at least one year of experience as directors of the Company and with its business affairs and operations. New directors would therefore be given an opportunity to become familiar with the affairs of the Company and will be able to benefit from the experience of co-members of the Board who have served for longer than one-year terms. Although no problems have been experienced by the Company over the past five years with respect to the continuity and stability of leadership and policy, the Board believes that a classified Board would decrease the likelihood of such problems in the future. The Board also believes that classification will enhance the Company's ability to attract and retain well qualified individuals who are able to commit the time and resources to understand the Company and its business affairs and operations. The continuity and quality of leadership that results from a classified Board should, in the opinion of the Board, create long-term value for the stockholders of the Company.

       The Board also believes that the Classified Board Provisions are in the best interests of the Company and its stockholders because they should, if adopted, reduce the possibility that a third party could effect a sudden or surprise change in control of the Company's Board of Directors. With stockholder approval, many companies have established classified boards or directors for such purpose. At least two Annual Meetings of Stockholders, rather than one, will be required to effect a change in a majority of Board members. The delay afforded by the Classified Board Provisions would serve to ensure that the Board, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party who has acquired a block of the Common Stock, will have sufficient time to review the proposal, and appropriate alternatives to the proposal, and to act in a manner which it believes to be in the best interests of the Company and its stockholders.

       If a potential acquiror were to purchase a significant or controlling interest in the Company, such acquiror could, if the Board is not classified, quickly obtain control of the Board and thereby remove the Company's management, which could severely curtail the Company's ability to negotiate effectively with such potential acquiror on behalf of all other stockholders. The threat of quickly obtaining control of the Board could deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals, and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. The proposed classification of the Board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

       The Classified Board Provisions do not expressly provide for the removal of directors without cause for several reasons. First, allowing stockholders to remove a director without cause could be used to subvert the protections afforded by the creation of a classified Board. One method employed by takeover bidders to obtain control of a board of directors is to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchases and to use the voting power of those shares to remove the incumbent directors and replace them with nominees chosen by the takeover bidder, who would be more willing to approve the terms of a merger or other business combination on terms less favorable to the other stockholders of the Company than those which would have been approved by the removed directors. Requiring cause in order to remove a director precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. Thus, the absence of a provision allowing stockholders to remove a director without cause is consistent with, and supportive of, the concept of a classified Board in its intended effect of moderating the pace of a change in the Board of Directors of the Company. Second, the Board believes that the Classified Board Provisions will properly condition a director's continued service upon his or her ability to serve rather than his or her position relative to a dominant stockholder.

       Fixing a minimum and maximum number of directors also eliminates another method, similar to that discussed in the previous paragraph, to subvert the protections afforded by the creation of a classified Board. Instead of removing incumbent directors and replacing them with nominees, as discussed above, a bidder could place an amendment on the ballot at the annual meeting of stockholders to more than double the number of directors, and achieve its objective of electing a majority of the Board from the nominees chosen by the takeover bidder. Thus, this provision is also consistent with, and supportive of, the concept of a classified Board.

       By taking action by written consent rather than at a meeting of stockholders, a stockholder is not required to give notice of the proposed action to all stockholders of the Company. Prohibiting stockholder action by written consent should give all stockholders of the Company advance notice of, and the opportunity to vote on, any proposed stockholder action, and should also prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action to the detriment of the minority. Moreover, such notice would enable stockholders to take action, including judicial action, in order to protect their interests before the proposed stockholder action is taken.

       Additionally, the elimination of stockholder action by written consent may prevent untimely action in a context where stockholders might not have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. Persons attempting unfriendly takeovers of corporations have, for example, attempted to use written consent procedures in order to deal directly with stockholders and avoid negotiations with the management and board of directors of such corporations.

       Prohibiting a stockholder or group of stockholders with less than two-thirds of the outstanding voting stock from amending or repealing the Classified Board Provisions is an essential part of the overall structure being proposed to encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the Board of Directors. This provision prevents a stockholder with a majority of the voting power of the Company from subverting the requirements of the Classified Board Provisions or any of them by repealing them by a simple majority.

       Again, the Classified Board Provisions are intended, in part, to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board of Directors of the Company. The Classified Board Provisions would not prevent a negotiated acquisition of the Company with the cooperation of the Board, and a negotiated acquisition could be structured in such a manner as to shift control of the Board to representatives of the acquiror as part of the transaction.

POTENTIAL DISADVANTAGES OF CLASSIFIED BOARD PROVISIONS

       The constituent parts of the Classified Board Provisions will operate in complementary fashion, as intended, to generally delay, deter or impede changes in control of the Board of Directors or the approval of certain stockholder proposals which would have the result of effectuating changes in control of the Board of Directors, even if a majority of the stockholders may believe such change or actions to be in their best interests. For example, classifying the Board operates to increase the amount of time required for stockholders to obtain control of the Company without the cooperation or approval of the incumbent Board, even if such stockholders hold or were to acquire a majority of the voting power. Elimination of the right of stockholders to remove directors without cause may make the removal of any director more difficult (unless cause is readily apparent), even if a majority of the stockholders believe such removal to be in their best interests, and even if the director's performance is arguably subpar. Restricting stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting. Requiring a two-thirds vote of stockholders to amend or repeal the Classified Board Provisions could, in effect, give minority stockholders the ability to veto the amendment or repeal of the Classified Board Provisions, even if otherwise approved by a majority of stockholders. As a result, there is an increased likelihood that the Classified Board Provisions could have the effect of entrenching the Board of Directors and, since the Board has the power to retain and discharge management, also entrenching management.

       Additionally, one of the effects of the Classified Board Provisions may be to discourage certain tender offers and other attempts to change control of the Company, even though stockholders might feel such attempts would be beneficial to them or the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the Classified Board Provisions may have the effect of preventing or delaying a bid for the Company's shares which could be beneficial to the Company and its stockholders. Moreover, since tender offers and other attempts to obtain control of a corporation would often be accompanied by open market purchases in anticipation of such offers, as well as other investment and speculative market activity that may tend to increase the market price of or price volatility in the Company's stock, stockholders could be deprived of certain opportunities to sell their shares in the market at temporarily higher prices.

       Even though the adoption of the Classified Board Provisions may have the aforesaid potential disadvantages, the Board nevertheless believes that the various protections afforded to the stockholders of the Company as discussed above in great detail which will result from the adoption of the Classified Board Provisions will materially outweigh such potential disadvantages.

       At this time the Board knows of no offer to acquire control of the Company, nor does it know of any effort to remove any director, either for cause or without cause.

STOCKHOLDERS' RIGHTS PLAN



DESCRIPTION OF RIGHTS PLAN

       Pursuant to the terms of the Rights Plan, and subject to stockholder approval at the pending Annual Meeting of Stockholders, the Company declared a dividend distribution of one Right for each outstanding share of Common Stock to stockholders of the Company of record at the close of business on April 20, 1995. Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $50 per share (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash by the holder of the Right. The description and the terms of the Rights are set forth in the Rights Plan.

       Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock. Until the Distribution Date, the Rights will be evidenced by Common Stock certificates and will be transferred with and only with such Common Stock certificates, new

Common Stock certificates issued after the Rights Plan is ratified by the stockholders of the Company, will contain a notation incorporating the Rights Plan by reference, and the surrender for transfer of any outstanding Common Stock certificates also will constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

       The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 20, 2003, unless earlier redeemed by the Company as described below.

       As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

       Upon any Person becoming the beneficial owner of 15% or more of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock that is determined by the Board of Directors to be fair to and otherwise in the best interests of the Company and its stockholders [a "Qualifying Tender Offer"]), each holder of a Right thereafter will have the right to receive, upon exercise thereof, the number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Right was exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of Common Stock. Notwithstanding any of the foregoing, following the occurrence of such event, all rights that are, or (under certain circumstances specified in the Rights
Plan) were beneficially owned by any Acquiring Person, will be null and void. However, Rights are not exercisable following the occurrence of either of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

       For example, assume that a stockholder holds Rights to purchase 100 shares of Common Stock at the $50 Purchase Price, and further assume that the Common Stock had a per share trading price of $20 at the time of an event set forth in the preceding paragraph. As a result, the holder would have the right to purchase 500 shares of Common Stock for the aggregate purchase price of $5,000, or $10 per share. The 500 share figure is determined by (x) multiplying the $50 Purchase Price by 100 (representing the number of shares of Common Stock the holder was entitled to purchase by virtue of the Rights), and (y) dividing that product by $10 (or 50% of the $20 market price of the Common Stock). The $5,000 aggregate purchase price for said 500 shares is determined by multiplying the 100 shares of Common Stock the holder was initially entitled to purchase by virtue of the Rights by the $50 Purchase Price per Right.

       In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) thereafter shall have the right, upon payment of the Purchase Price (without giving effect to the adjustments described in the two immediately preceding paragraphs), to buy such number of shares of common stock of the acquiring company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Rights were exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of the common stock of the acquiring company. The event set forth in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

       The Purchase Price payable, and the number of shares of the Common Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for the Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

       With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

       The Company is only obligated to maintain authorized but unissued shares of Common Stock for holders of Rights once a Distribution Event occurs. The Company is permitted, however, if sufficient shares of unissued but authorized Common Stock are not available to be purchased by holders of Rights, to distribute to such holders, in lieu of Common Stock, other securities of the Company with equivalent value to the Rights exercised, such as preferred stock, debt instruments, or reduction in Purchase Price.

       At any time until 10 days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, payable in cash or shares of Common Stock. Under certain circumstances set forth in the Rights Plan, the decision to redeem shall require the concurrence of a majority of the Continuing Directors (as hereinafter defined). After the redemption period has expired, the Company's rights of redemption may be restated if an Acquiring Person reduces his or her beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right which the holders of Rights will thereafter have will be to receive the $.001 redemption price.

       The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Plan, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing.

       Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for the Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth.

       Any of the provisions of the Rights Plan may be amended by the Board of Directors of the Company so long as the Rights are then redeemable including, without limitation, the 15% stock acquisition threshold (but not, in general, below 10%), the purchase price (but not by more than 50%), or Final Expiration Date (but not by more than three additional years). When the Rights are not redeemable, the provisions of the Rights Plan may be amended by the Board in order to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision or to make changes which do not affect adversely the interests of holder of Rights; provided, however, that amendments
                                             --------  -------
proposed to be made after a person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) may be made only if approved by a majority of the Continuing Directors.

       The Company covenants in the Rights Plan to file a registration statement under the Securities Act of 1933 with respect to shares of Common Stock purchasable upon exercise of the Rights as soon as a Section 11(a)(ii) Event occurs, or as soon as required by law, and may temporarily suspend, for no more than 90 days, the exercisability of the Rights to permit the registration statement to become effective.

OBJECTIVES AND POTENTIAL EFFECTS OF RIGHTS PLAN

       The takeover activity of recent years has shown that a bidder interested in acquiring the Company as cheaply as possible, together with professional investors seeking a quick profit, could pursue a takeover of the Company at times, on terms and at prices, which would not be in the best interests of the Company and its stockholders and other constituents. These abusive tactics, which could result in inequitable treatment of the stockholders of the Company, include so called "two-tier tender offers," in which stockholders may be coerced into either tendering their shares or accepting the risk of receiving "back-end" compensation of substantially less value; "partial tender offers," in which stockholders may be left holding stock of the Company with substantially lower market value; tender offers "subject to financing;" and "creeping" acquisitions in which control of the Company is sought by market and negotiated purchases.
In each case the acquiror would be acting in its own best interests - to purchase control of the Company at the cheapest possible price, without regard to the concerns of the Company and its other stockholders.

       The purpose of the Rights Plan is to protect the Company and its stockholders from these and other types of unsolicited acquisition tactics that the Board believes could be coercive and unfair to the stockholders of the Company and not in their best interests. As such, the Rights Plan is intended to complement the Classified Board Provisions discussed above. At this time the Board knows of no offer to acquire the Company and is not seeking any such offer. It has adopted the Rights Plan as a cautionary matter for the reasons discussed below.

       A major function of the Rights Plan is to give the Board a greater period of time within which it can properly evaluate an acquisition offer. A second major function of the Rights Plan is to induce a bidder for the Company to negotiate with the Board and thus strengthen the Board's bargaining position vis-a-vis such bidder. The Board, with its extensive knowledge of the Company and its prospects, believes it is optimally situated to evaluate any bids for the Company. The Rights Plan thus enables the Board, as elected representatives of the stockholders of the Company, to better protect and further the interests of the stockholders in the event of an acquisition proposal. The Board gains the opportunity and additional time to determine if an offer reflects the full value of the Company and is fair to all stockholders of the Company, and if not, to reject the offer or to seek an alternative that meets these criteria.

       The Board's objective is to hold firm to the Company's growth strategy and, thus, to maximize long-term stock values for all stockholders. The Board has confidence in its strategy and believes that the Company's recent record growth in revenues and earnings supports its continuation. Despite these financial results, certain analysts have stated that the price of the Common Stock, in their opinion, should be higher, which opinion the Board shares after considering the Company's business and prospects. Due to these circumstances the Board believes that the Company may be both susceptible and vulnerable to acquisition tactics which could be unfair to the stockholders of the Company and not in their best interests, and that the stockholders of the Company should have the protection of a Rights Plan. Even though a bidder may offer a premium over the current market price of the Common Stock, that premium may not necessarily recognize the intrinsic value of the Company. It is the judgment of the Board that if an offer were made for the Company, the Rights Plan would enable the Board to promote an outcome that is fair to all stockholders and gives them full value for their stock. Here, as in all its actions, the Board's objective is to serve the interests of the Company's stockholders as a whole and, in particular, to maximize the long-term value of their investment, as opposed to maximizing the interests of a few investors who, the Board is concerned, may have as their only objective the realization of their own short-term profits. The Rights Plan helps make this possible by enabling the Board to focus on its objectives by reducing the risk of abusive or coercive or unfair acquisition tactics.

       Moreover, the Board believes that a bidder would, in all cases, be seeking its own advantage and not that of the stockholders generally. In contrast to such a bidder, the Board has a legal, fiduciary duty to all stockholders. The Rights Plan will neither diminish this obligation nor change the relationship between, or the respective rights of, the Board and the stockholders. The Board will continue to direct the Company's business and remain responsible to the stockholders; the stockholders will continue to possess the right to vote on extraordinary transactions, such as mergers, major reorganizations and liquidations, to decide whether to tender their shares if a tender offer is made, and to decide how to vote a proxy.

       In adopting the Rights Plan and submitting it for stockholder ratification the Board has given careful and thoughtful consideration to the interests of the stockholders of the Company and the effects of the Rights Plan on them. The Board has also assessed both the current environment of corporate acquisitions and the Company's particular circumstances and prospects and consulted with and received the advice of outside legal counsel. In the course of that review, the Board concluded that numerous means existed by which a bidder could obtain control of the Company through tactics that may unfairly pressure the Company's stockholders to sell their investments at less than full value and that the Rights Plan was a prudent measure to counteract such means.

       The Board's fiduciary duty to the stockholders of the Company dictates that it evaluate the merits of each and every acquisition proposal presented to the Board and seek to insure than any proposed business combination or acquisition delivers full value to the stockholders. The Rights Plan is not intended to prevent, and should not prevent, a well-financed acquisition offer providing a price that reflects the full value of the Company, or otherwise deter a serious bidder who wants to acquire the Company in a manner in which all stockholders receive a price that reflects the full value of their stock. Furthermore, the Rights Plan will not prevent a non-negotiated offer because, if the Board determines that such an offer is in the best interests of all stockholders, the Board can redeem the rights and thereby permit the offer to be consummated. Experience demonstrates that acquisition offers have been made to many companies that have adopted rights plans and board of directors of target companies have determined to redeem these rights in connection with these acquisitions to allow the acquisition offer to be consummated.

ASSOCIATED INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

       The Certificate of Incorporation of the Company authorizes it to issue 20 million shares of Common Stock. As of this date, approximately 12.7 million shares of Common Stock have been issued by the Company, and approximately 700,000 shares have been reserved for issuance under various outstanding stock options and warrants. The Rights Plan requires the Company to use its best efforts, at the time of the Triggering Event, to ensure that sufficient shares of authorized but unissued shares of Common Stock remain available for potential issuance to the holders of the rights. Amending the Certificate of Incorporation of the Company to increase its authorized shares of Common Stock from 20 million shares to 30 million shares may satisfy the Company's obligation at the time of the Triggering Event to ensure the availability of sufficient shares of Common Stock under the Rights Plan, depending upon the stock price of the Common Stock. Additionally, such increase in the Company's authorized shares of Common Stock will position the Company to effect a future forward Common Stock split (such as a 2-for-1 or 3-for-2 forward split) should the Board determine such action to be appropriate.

       Following approval of the Rights Plan proposal by the stockholders of the Company, the Company would file a Certificate of Amendment to the Certificate of Incorporation of the Company with the Delaware Secretary of State incorporating the provisions set forth in Appendix 1-B.

POTENTIAL DISADVANTAGES OF RIGHTS PLAN

       The Rights Plan will substantially dilute both the voting and economic interests of any person who attempts to acquire control of the Company without satisfying the Board as to the fairness of their offer in relation to the interests of the other stockholders of the Company. As a result, the Rights Plan would tend to discourage certain tender offers and other attempts to acquire the Company or change control of the Company, even though stockholders might feel such attempt would be beneficial to them or the Company. In addition, the Rights Plan would discourage tender offers, open market purchases in anticipation of tender offers, and other investment and speculative market activity that may have the effect of increasing the market price of or price volatility in the Company's stock. As a result, stockholders could be deprived of certain opportunities to sell their shares at temporarily higher prices.

       Discouraging tender offers and other attempts to acquire the Company or change control of the Company could have the effect of entrenching the Board of Directors and, since the Board has the power to retain and discharge management, also entrenching management.

       The adoption of the Rights Plan is not violative of the Bylaws of the National Association of Securities Dealers (the "NASD"), under whose Nasdaq National Market System the Common Stock is traded. However, should a Trigger Event occur under the Rights Plan, the effect of such provision may violate the prohibition against stockholder disenfranchisement in the NASD Bylaws, which could lead to the delisting of the Common Stock on Nasdaq. Many companies listed on Nasdaq (as well as other stock exchanges) have stockholder rights plans that operate in the same manner as the Rights Plan. To date, none of such plans have had their operative provisions triggered, and none of the companies which have adopted such plans has been delisted on Nasdaq (or such other stock exchanges).

CURRENT ANTI-TAKEOVER MECHANISMS AVAILABLE TO THE COMPANY

AUTHORIZED BUT UNISSUED PREFERRED STOCK

       The Company is authorized to issue 20 million shares of Common Stock, $.01 par value, and 10 million shares of Preferred Stock, $.01 par value ("Preferred Stock"). No shares of Preferred Stock are presently outstanding. The Board of Directors, without further approval of the stockholders, may issue the Preferred Stock in one or more series, and fix, by resolution or resolutions, the designations and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitations, or restrictions thereof, including, without limitation, the dividend rate, conversion rights, redemption rights, and liquidation preference of any series of shares of Preferred Stock, fix the number of shares constituting any such series, and increase or decrease the number of shares of any such series (but not below the number of shares then outstanding). The issuance of shares of Preferred Stock could enable the Board to impede a change in control of the Company, including by the issuance of warrants or rights to acquired Preferred Stock in order to discourage or defeat unsolicited stock accumulation programs or acquisition proposals.

CHANGE OF CONTROL PROVISIONS

       Employment agreements for certain executive officers of the Company may be terminated by the executive in the event of, among other things, the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest (see "Employment Agreements With Named Executive Officers," herein). Additionally, certain stock options held by executive officers or directors may vest in the event of the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company (see "Compensation of Directors" and "Employment Agreements With Named Executive Officers," herein). Such payment obligations in each of such employment agreements or stock options would make it more expensive for a potential acquiror to acquire the Company, or to change control of the Board of Directors, and might discourage efforts to do so.

SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

       Certain statutory disincentives to takeovers have been enacted under the Delaware Business Combination Act (the "Business Combination Act"). Specifically, Section 203 of the Delaware General Corporation Law generally restricts an interested stockholder (defined as a beneficial owner of 15% or more of stock) from entering into a business combination with the target company for a period of three years unless (i) the board of directors of the target company approved the combination prior to acquisition of the 15% interest, (ii) the interested stockholder acquires at least 85% of the stock of the target company as part of the transaction in which 15% is acquired (excluding stock owned by officers who are also directors and certain voting stock held by employee benefit plans), or (iii) the board of directors subsequently approves a combination by a majority vote and two-thirds of other stockholders approve at a duly called stockholders meeting. A business combination is defined as (x) a merger or consolidation requiring stockholder approval, (y) the sale, lease, pledge, or other disposition of assets, including by dissolution, having at least 50% of the entire value of assets of the company, or (z) the proposed tender or exchange offer of 50% or more of the voting stock of the target company. Although the Business Combination Act affords a certain level of statutorily prescribed disincentives to hostile bidders, there are numerous exceptions to the Combination Act, and there are also numerous situations in which the Board believes a hostile bidder may be encouraged to employ coercive or unfair acquisition tactics notwithstanding these disincentives. For this reason, the Board believes that the protections afforded by the proposal to adopt the Classified Board Provisions and the proposal to approve the Rights Plan are necessary and advisable to protect the interests of the Company and its stockholders.

OTHER PROVISIONS

       The Board has put on its agenda for future consideration at a time to be determined the advisability of establishing certain procedures and time limitations, to be incorporated into the Bylaws of the Company, relating to the nominations for election to the Board of Directors. The Board has also put on its agenda for future consideration at a time to be determined the review of severance agreements with certain of its executive officers and directors in the event of a change in control of the Company. As of this date the Board has not discussed or reviewed the advisability or any specifics details relative to any of these matters and does not know, at this date, if it would take any action with respect to any of these matters.

DELAWARE LAW

       Delaware law provides that before an amendment to the Certificate of Incorporation may be submitted to stockholders for their vote, the Board of Directors must declare the advisability of the amendment. In discharge of this requirement, the Board has unanimously passed the necessary resolutions and formally recommends an affirmative vote with respect to each of the proposals.

VOTE REQUIRED FOR APPROVAL; RECOMMENDATION OF THE BOARD OF DIRECTORS

       The proposal to adopt the Classified Board Provisions and the proposal to approve the Rights Plan are separate and independent proposals. Adoption of each proposal requires the affirmative vote of a majority of the outstanding shares of the Common Stock.


       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE (I) "FOR" THE PROPOSAL (ITEM 2 ON THE PROXY CARD) RELATING TO THE ADOPTION OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY ESTABLISHING THE CLASSIFIED BOARD PROVISIONS AND (II) "FOR" THE PROPOSAL (ITEM 3 ON THE PROXY
CARD) RELATING TO THE RATIFICATION OF THE STOCKHOLDERS' RIGHTS PLAN AND, IN CONNECTION THEREWITH, THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE ITS AUTHORIZED SHARES OF COMMON STOCK FROM 20 MILLION SHARES TO 30 MILLION SHARES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

              COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT

       Section 16(a) of the Securities Act requires the Company's respective directors, executive officers and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership of the Common Stock with the SEC and Nasdaq. Directors, executive officers and persons who own more than 10% of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during its 1994 fiscal year the Company's respective directors, executive officers and persons who own more than 10% of the Common Stock complied with all Section 16(a) filing requirements, except as follows: Mr. Wolf did not file a Form 4 for the month of August with respect to one transaction (the grant of options), Dr. Deitz did not file a Form 4 for the month of June with respect to two transactions (the grant of options and the lapse of other options), and Mr. Feingold did not file a Form 4 for the month of October with respect to one transaction (the acquisition of shares by a corporation controlled by Mr. Feingold in connection with the sale of assets to the Company). All of the transactions for which Forms 4 were not filed as hereinabove discussed were reported on such persons' respective timely filed Forms 5 with respect to the Company's 1994 fiscal year.

                                 INDEPENDENT AUDITORS

     The audit committee of the Board has not yet met in order to select the Company's auditors for its 1995 fiscal year. BDO Seidman served as the Company's auditors for the 1994 fiscal year. The Company expects a representative of BDO Seidman to be present at the meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Any proposals of security holders which are intended to be presented at the Annual Meeting of the Company to be held in 1996 must be received by the Company at its principal executive offices no later than January 6, 1996 (120 days before the month and day this Proxy Statement was released to the stockholders of the Company), in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholder that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                                 APPENDIX A-1 TO PROXY STATEMENT
                                                 -------------------------------



                          CLASSIFIED BOARD PROVISIONS
                          ---------------------------


PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION:

     Three new Articles shall be added to the Company's Certificate of Incorporation, which Articles shall read substantially as follows:


          "TWELFTH:  (a)  The number of directors that shall constitute the
           -------
     entire Board of Directors of this corporation shall be not less than three
     (3) nor more than seven (7), subject to the provisions of this Article TWELFTH. The exact number of directors shall be fixed, within the forgoing limitations, by the vote of a majority of the entire Board of Directors. The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. Directors need not be stockholders. Except as otherwise provided by statute or this Certificate of Incorporation or the corporation's By-laws, the directors shall be elected at the annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed.

               (b) The directors of the Corporation shall be divided into three
     (3) classes as nearly equal in size as practicable, which classes are hereby designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of stockholders to be held after the annual meeting of stockholders for 1995 (scheduled to be held on June 6, 1995), or any adjournments thereof; the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders to be held after the annual meeting of stockholders for 1995, or any adjournments thereof; and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders to be held after the annual meeting of stockholders for 1995, or any adjournments thereof. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the annual meeting of stockholders for 1995, or any adjournments thereof. The designation of said directors to Class I, Class II and Class III shall be by a majority vote of the Board or, if agreement cannot be reached, by length of prior service on the Board. At each annual meeting after the annual meeting of stockholders for 1995, or any adjournments thereof, directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes so as to make all classes as nearly equal in number as is practicable.

               (c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

               (d) Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director.

               (e) Any director may be removed from office only for cause.

          THIRTEENTH:    No action permitted or required to be taken by
          ----------
     stockholders pursuant to the Delaware General Corporation Law may be taken by consent or consents in writing.


          FOURTEENTH:  Notwithstanding anything contained in this Certificate of
          ----------
     Incorporation or the corporation's Bylaws to the contrary, Articles Twelfth, Thirteenth and Fourteenth of this Certificate of Incorporation, and Section 11 of Article II, Section 2 of Article III, Section 13 of
     Article III, and Section 14 of Article III of these Bylaws, shall not be altered, amended or repealed, and no provisions inconsistent therewith shall be adopted, without the affirmative vote of two-thirds or more of the outstanding stock of the corporation entitled to vote thereon."



PROPOSED AMENDMENTS TO BYLAWS:


     1. Section 11, Article II of the Company's Bylaws shall be deleted and the following substituted in its place:

          "No Action By Consent.  No action permitted or required to be taken by
           --------------------
     stockholders pursuant to the Delaware General Corporation Law may be taken by consent or consents in writing".


     2. Section 2, Article III of the Company's Bylaws shall be deleted and the following substituted in its place:

          "Number, Qualifications, Election and Term of Office.
           ---------------------------------------------------

          (a) The number of directors that shall constitute the entire Board of Directors of this corporation shall consist of a number within the limits set forth in Article TWELFTH of the corporation's Certificate of Incorporation (not less than three (3) nor more than seven (7) persons). The exact number of directors shall be fixed, within the forgoing limitations, by the vote of a majority of the entire Board of Directors. The exact number of directors constituting the entire Board of Directors is presently fixed at five (5). Directors need not be stockholders. Except as otherwise provided by statute or this corporation's Certificate of Incorporation or these By-laws, the directors shall be elected at the annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-laws.

          (b) The directors of the Corporation shall be divided into three (3) classes as nearly equal in size as practicable, which classes are hereby designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of stockholders to be held after the annual meeting of stockholders for 1995 (scheduled to be held on June 6, 1995), or any adjournments thereof; the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders to be held after the annual meeting of stockholders for 1995, or any adjournments thereof; and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders to be held after the annual meeting of stockholders for 1995, or any adjournments thereof. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the annual meeting of stockholders for 1995, or any adjournments thereof. The designation of said directors to Class I, Class II and Class III shall be by a majority vote of the Board or, if agreement cannot be reached, by length of prior service on the Board. At each annual meeting after the annual meeting of stockholders for 1995 or any adjournments thereof, directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes so as to make all classes as clearly equal in number as is practicable.

          (c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director".


     3. Section 13, Article III of the Bylaws shall be deleted entirely and the following shall substituted in its place:

          "Vacancies.  Newly created directorships resulting from any increase
           ---------
     in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as provided in this corporation's Certificate of Incorporation or as herein provided in these By-laws".


     4. Section 14, Article III of the Bylaws shall be deleted entirely and the following shall substituted in its place:

          "Removal of Directors.  Except as otherwise provided by statute, any
           --------------------
     director may be removed only for cause".


     5. There shall be added to Article VIII of the Bylaws a new paragraph which states:

          "Notwithstanding anything contained in these Bylaws to the contrary,
     Section 11 of Article II, Section 2 of Article III, Section 13 of Article III, and Section 14 of Article III of these Bylaws, shall not be altered, amended or repealed, and no provisions inconsistent therewith shall be adopted, except in accordance with Article Fourteenth of the Certificate of Incorporation of this corporation."

                                                 APPENDIX A-2 TO PROXY STATEMENT
                                                 -------------------------------



                           STOCKHOLDERS' RIGHTS PLAN
                           -------------------------


PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION:


     Section (a) of Article FOURTH of the Company's Certificate of Incorporation shall be deleted entirely and the following shall substituted in its place:

          "(a) The Corporation shall be authorized to issue FORTY MILLION (40,000,000) shares, consisting of THIRTY MILLION (30,000,000) shares of Common Stock, each of the par value of $.01 ("Common Stock"), and TEN MILLION (10,000,000) shares of Preferred Stock, each of the par value of $.01 ("Preferred Stock")."

                                                   APPENDIX B TO PROXY STATEMENT
                                                   -----------------------------


                           STOCKHOLDERS' RIGHTS PLAN
                           -------------------------


     STOCKHOLDERS' RIGHTS PLAN, dated effective as of April 20, 1995 (the "Plan"), between STAAR SURGICAL COMPANY, A DELAWARE CORPORATION (the "Company"),
 ----                                                                 -------
and AMERICAN STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION (the "Rights
                                                                          ------
Agent").
- -----

     WHEREAS, on April 20, 1995 (the "Rights Declaration Date"), the Board of
                                      ------ ----------- ----
Directors of the Company authorized and declared an dividend distribution of one
(1) right for each share of common stock, $.01 par value, of the Company (the "Common Stock") outstanding at the close of business on April 20, 1995 (the
- ------- -----
"Record Date") and has authorized the issuance of one right (as such number may
- ------- ----
hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for
                                                      -------------
each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date, each Right initially representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth (the "Rights");
 ------

     WHEREAS, the Board of Directors expressly made the adoption of the Plan contingent upon subsequent approval of the stockholders of the Company at the Annual Meeting of Stockholders to be held on June 6, 1995, and any adjournments thereof; and

     WHEREAS, if this Plan is not approved by the stockholders of the Company at said Annual Meeting of Stockholders or and any adjournments thereof, this Plan shall be null and void ab initio and of no further force and effect.
                       -- ------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     SECTION 1.  CERTAIN DEFINITIONS.
     ---------   -------------------

     For purposes of this Plan, the following terms have the meanings indicated:

     (A) ACQUIRING PERSONS - The term "Acquiring Persons" shall mean any Person
         -----------------
who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, the term "Acquiring Person" shall not include:

          (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or

          (ii) any Person who or which, together with Affiliates and Associates of such Person, would be an Acquiring Person solely by reason of (A) being the Beneficial Owner of shares of Voting Stock of the Company, the Beneficial Ownership of which was acquired by such Persons pursuant to any action or transaction or series of related actions or transactions approved by the Board of Directors (provided, however, that at the time of such
                                --------  -------
     approval of the Board of Directors there are then in office not less than two Continuing Directors (as such term is hereinafter defined) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office) before such Person otherwise became an Acquiring Person or (B) a reduction in the number of issued and outstanding shares of Voting Stock of the Company pursuant to a transaction or a series of related transactions approved by the Board of Directors (provided that at the time of such approval of the Board of Directors there are then in office not less than two Continuing Directors and such transaction or series of related transactions are approved by a majority of the Continuing Directors then in office); provided, further, however, that in the event such Person described in the
     --------  -------
     foregoing clause (ii) does not become an Acquiring Person by reason of
               -----------
     subclause (A) or (B) of said clause (ii), such Person shall nonetheless
     -------------    ---         -----------
     become an Acquiring Person in the event such Person thereafter acquires Beneficial Ownership of an additional one percent (1%) of the Voting Stock of the Company, unless the acquisition of such additional Voting Stock would not result in such Person becoming an Acquiring Person by reason of subclause (A) or (B) of subclause (ii).
     -------------           --------------

     (B) ACT - The term "Act" shall mean the Securities Act of 1933, as amended.
         ---

     (C) AFFILIATE AND ASSOCIATES - The term "Affiliate" and Associates" shall
         ------------------------
have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     (D) BENEFICIAL OWNER - A Person shall be deemed the "Beneficial Owner" of,
         ----------------
and shall be deemed to "beneficially own," any securities:

          (i) which such Person or any of such Persons' Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person
                                                --------  -------
     shall not be deemed the "Beneficial Owner" of, or to "beneficially own,"
     (A) securities rendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise or Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the
                                          ------------    ----------
     "Original Rights") or pursuant to Section 11(i) hereof in connection with
                                       -------------
     an adjustment made with respect to any Original Rights;

          (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner"
     --------  -------
     of, or to "beneficially own," any security under this subparagraph (ii) as
                                                           -----------------
     a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and
     (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) which are beneficially owned, directly or indirectly, by any Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)) or
                                 -----------------         -------------
     disposing of any voting securities of the Company.

     Notwithstanding anything in this Section 1(d) to the contrary, none of the
                                      ------------
Company's directors, officers or financial advisers shall be deemed a "Beneficial Owner" of, or to "beneficially own," any securities of the Company owned by any other director, officer or financial adviser of the Company by virtue of such Persons acting in their capacities as such, including in connection with the formulation and publication of the Board of Director's recommendation of its position, and actions taken in furtherance thereof, with respect to an acquisition proposal relating to the Company or a tender or exchange offer for the Common Shares of the Company.

     Further notwithstanding anything in this Section 1(d) to the contrary, a
                                              ------------
Person engaged in the business of underwriting securities shall not be deemed a "Beneficial Owner" of, or to "beneficially own," any securities acquired in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

     (E) BUSINESS DAY - The term "Business Day" shall mean any day other than a
         ------------
Saturday, Sunday or a day on which banking institutions in the State of California or the State of New York are authorized or obligated by law or executive order to close.

     (F) CLOSE OF BUSINESS - The term "close of business" on any given date
         -----------------
shall mean 5:00 P.M., California time, on the next succeeding day which is a Business Day.

     (G) COMMON STOCK - The term "Common Stock" shall mean the common stock,
         ------------
$.01 par value, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

     (H) CONTINUING DIRECTOR - The term "Continuing Director" shall mean (i) any
         -------------------
member of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

     (I) CURRENT MARKET PRICE - The term "current market price" shall have the
         --------------------
meaning set forth in Section 11(d) hereof.
                     -------------

     (J) DISTRIBUTION DATE - The term "Distribution Date" shall have the meaning
         -----------------
set forth in Section 3(a) hereof.
             ------------

     (K) EXCHANGE ACT - The term "Exchange Act" shall mean the Securities
         ------------
Exchange Act of 1934, as amended and in effect on the date of this Plan.

     (L) "EXPIRATION DATE" - The term "Expiration Date" shall have the meaning
          ---------------
set forth in Section 7(a) hereof.
             ------------

     (M) FINAL EXPIRATION DATE - the term "Final Expiration Date" shall have the
         ---------------------
meaning set forth in Section 7(a) hereof.
                     ------------

     (N) "PERSON" - The term "Person" shall mean any individual, firm or
          ------
corporation, partnership or other entity.

     (O) PRINCIPAL PARTY - The term "Principal Party" shall have the meaning set
         ---------------
forth in Section 13(b) hereof.
         -------------

     (P) PURCHASE PRICE - The term "Purchase Price" shall have the meaning set
         --------------
forth in Section 4(a) hereof.
         ------------

     (Q) REDEMPTION PRICE - The term "Redemption Price" shall have the meaning
         ----------------
set forth in Section 23(a) hereof.
             -------------

     (R) RIGHTS - The term "Rights" shall have the meaning set forth in the
         ------
WHEREAS clause at the beginning of this Plan.

     (S) RIGHTS CERTIFICATES - The term "Rights Certificates" shall have the
         -------------------
meaning set forth in Section 3(a) hereof.
                     ------------

     (T) SECTION 11(A)(II) EVENT - the term "Section 11(a)(ii) Event" shall mean
         -----------------------
any event described in Section 11(a)(ii) hereof.
                       -----------------

     (U) SECTION 13 EVENT - The term "Section 13 Event" shall mean any event
         ----------------
described in clauses (x), (y) or (z) of Section 13(a) hereof.
             ----------------    ---    -------------

     (V) STOCK ACQUISITION DATE - The term "Stock Acquisition Date" shall mean
         ----------------------
the first date of public announcement (which, for purposes of this definition, shall include, a report filed pursuant to the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

     (W) SUBSIDIARY - The term "Subsidiary" shall mean, with reference to any
         ----------
Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

     (X) TRADING DAY - The term "Trading Day" shall have the meaning set forth
         -----------
in Section 11(d) hereof.
   -------------

     (Y) TRIGGERING EVENT - The term "Triggering Event" shall mean any Section
         ----------------
11(a)(ii) Event or any Section 13 Event.

     SECTION 2.  APPOINTMENT OF RIGHTS AGENT.
     ---------   ---------------------------

     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance will the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time-to-time appoint such Co-Rights Agents as it may deem necessary or desirable.

     SECTION 3.  ISSUANCE OF RIGHTS CERTIFICATE.
     ---------   ------------------------------

     (A) PROVISION OF RIGHTS CERTIFICATE.  Until the earlier of (i) the close of
         -------------------------------
business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors {but only if at the time of such determination by the Board of Directors there are then in office not less than two Continuing Directors and such action is approved by a majority of the Continuing Directors then in office} prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding (the earlier of (i) or (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be
                                 ------------ ----
evidenced (subject to the provisions of paragraph (b) of this Section 3) by the
                                        -------------         ---------
certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"),
                                                 ------ ------------
evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of rights per share of Common Stock has been made pursuant to Section 11(p) hereof,
                                                           -------------
at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section
                                                                       -------
14(a) hereof) so that Rights Certificates representing only whole number of
- -----
Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     (B) PROVISION OF SUMMARY OF RIGHTS.  As promptly as practicable following
         ------------------------------
the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto, as Exhibit B (the "Summary of Rights"),
                                           ---------       ------- -- ------
by first-class, postage prepaid mail, to each recorded holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company; provided, however, the Company shall
                                            --------  -------
not be required to send a copy of the Summary of Rights to any stockholders who have received a copy of this Plan in connection with any proxy materials delivered to such stockholders which materials seek such stockholders' approval of this Plan. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

     (C) LEGEND.  Rights shall be issued in respect of all shares of Common
         ------
Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

               "THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE STOCKHOLDERS' RIGHTS PLAN DATED AS OF APRIL 20, 1995 (THE "RIGHTS PLAN") BETWEEN STAAR SURGICAL COMPANY (THE "COMPANY") AND AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "RIGHTS AGENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS PLAN, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE RIGHTS AGENT WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS PLAN, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER
                                                                     -----
          CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED TO,
          ---------------------------------------------------------------------
          OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR
          --------------------------------------------------------------------
          ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE
          --------------------------------------------------------------------
          RIGHTS PLAN), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR
          ----------------------------------------------------------------------
          BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID."
          ---------------------------------------------------

     With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall e evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

     SECTION 4.  FORM OF RIGHTS CERTIFICATES.
     ---------   ---------------------------

     (A) GENERAL.  The Rights Certificates (and the forms of election to
         -------
purchase and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation an such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time-to-time be listed, or to conform to usage. Subject to the provisions of Section 11
                                                                      ----------
and Section 22 hereof, the Rights Certificates, whenever distributed, shall be
    ----------
dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share, the "Purchase
                                                                    --------
Price"), but the amount and type of securities purchasable upon the exercise of
- -----
each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

     (B) HELD BY ACQUIRING PERSON.  Any Rights Certificate issued pursuant to
         ------------------------
Section 3(a) or Section 22 hereof that represents Rights beneficially owned by:
- ------------    ----------
(i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person,
(ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect avoidance of
Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or
- ------------                                                       ---------
Section 11 hereof, and any Rights Certificate issued pursuant to Section 6 or
- ----------                                                       ---------
Section 11 hereof upon transfer, exchange, replacement or adjustment of any
- ----------
other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          "THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF SUCH RIGHTS PLAN."

     SECTION 5.  COUNTERSIGNATURE AND REGISTRATION.
     ---------   ---------------------------------

     (A) EXECUTION.  The Rights Certificates shall be executed on behalf of the
         ---------
Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such an officer.

     (B) MAINTENANCE OF BOOKS.  Following the Distribution Date, the Rights
         --------------------
Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights
Certificates issued hereunder.   Such books shall show the name and addresses of
the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

     SECTION 6.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS
     ---------   ------------------------------------------------------
                 CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS
                 ---------------------------------------------------------
                 CERTIFICATES.
                 ------------

     (A) TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS.  Subject to the
         ------------------------------------------------------
provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time
              ------------  ------------     ----------
after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder thereof to purchase a like number of shares of Common Stock as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrender Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof,
                               ------------  ------------     ----------
countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     (B) LOSS, THEFT, DESTRUCTION OR MUTILATION.  Upon receipt by the Company
         --------------------------------------
and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for counter signature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     SECTION 7.  EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.
     ---------   -------------------------------------------------------------

     (A) EXERCISE OF RIGHTS.  Subject to Section 7(e) hereof, the registered
         ------------------              ------------
holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c) and Section 23(a)
                                            ------------     -------------
hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock as to which such surrendered Right are then exercisable, at or prior to the earlier of (i) the close of business on April 20, 2003, (the "Final Expiration Date"), or (ii) the time at which the
                      ----- ---------- ----
Rights are redeemed as provided in Section 23 hereof (the earlier of (i) and
                                   ----------
(ii) being herein referred to as the "Expiration Date").
                                      ---------- ----

     (B) PURCHASE PRICE.  The Purchase Price for each share of Common Stock
         --------------
pursuant to the exercise of a Right shall initially be fifty dollars ($50.00), and shall be subject to adjustment from time-to-time as provided in Section 11
                                                                    ----------
and Section 13(a) hereof and shall be payable in accordance with paragraph (c)
    -------------                                                -------------
below.

     (C) DELIVERY OF RIGHTS CERTIFICATES.  Upon receipt of a Rights Certificate
         -------------------------------
representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one share of Common Stock to be purchased as set forth below, and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A)
                               -------------
requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii)
                                                     ----------
after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price shall be made in cash or by certified bank check or bank draft payable to the Company.

     (D) PARTIAL EXERCISE.  In case the registered holder of any Rights
         ----------------
Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of
Section 14 hereof.
- ----------

     (E) RIGHTS HELD BY ACQUIRING PERSON.  Notwithstanding anything in this Plan
         -------------------------------
to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring

Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further
                  ------------
action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no
     ------------     ------------
liability to any holder of Rights Certificates or other Persons as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

     (F) SATISFACTORY EVIDENCE OF EXERCISE.  Notwithstanding anything in this
         ---------------------------------
Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such
                                                          ---------
registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     SECTION 8.  CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES.
     ---------   ---------------------------------------------------

     All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     SECTION 9.    RESERVATION AND AVAILABILITY OF CAPITAL STOCK.
     ---------     ---------------------------------------------

     (A) RESERVATION OF CAPITAL STOCK.  The Company covenants and agrees that,
         ----------------------------
from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock not reserved for another purpose the number of shares of Common Stock that, as provided in this Plan, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and
        --------  -------
keep available shares of Common Stock or other securities sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii) or Section 13 hereof unless the Rights become
         -----------------    ----------
exercisable pursuant to such adjustments.

     (B) LISTING ON STOCK EXCHANGE.  So long as the shares of Common Stock
         -------------------------
issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     (C) REGISTRATION.  The Company shall use its best efforts to (i) file, as
         ------------
soon as required by law following the Distribution Date, a registration statement under the Act, with respect to the securities purchasable upon exercise of the rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
(iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and
(B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first
                                                    ----------
sentence of this Section 9(c), the exercisability of the Rights in order to
                 ------------
prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercised in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

     (D) FULLY PAID; NON-ASSESSABLE.  The Company covenants and agrees that it
         --------------------------
will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price) be duly and validly authorized and issued and fully paid and nonassessable.

     (E) TRANSFER TAXES AND CHARGES.  The Company further covenants and agrees
         --------------------------
that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Common Stock in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Common Stock in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     SECTION 10.    COMMON STOCK RECORD DATE.
     ----------     ------------------------

     Each Person in whose name any certificate for a number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock represented thereby on, and such certificates shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the date upon which the Rights Certificate evidenced such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such
                                     --------  -------
surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such Person shall be dated, the next succeeding Business Day on which the Common Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceeding of the Company except as provided herein.

     SECTION 11.  ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR
     ----------   ----------------------------------------------------------
               NUMBER OF RIGHTS.
               ----------------

     The Purchase Price, the number and kind of shares covered by each Right and the Number of Rights outstanding are subject to adjustment from time-to-time as provided in this Section 11.
                 ----------

     (A)  CERTAIN EVENTS.
          --------------

          (I) STOCK DIVIDEND, SUBDIVISION, COMBINATION OR RECLASSIFICATION.  In
              ------------------------------------------------------------
the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in the reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a)
                                                                -------------
and Section 7(e) hereof, the Purchase Price in effect at the time of the record
    ------------
date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and be entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and
                                                         ----------------
Section 11(a)(ii) hereof, the
- -----------------
adjustment provided for in this Section 11(a)(i) shall be in addition to, and
                                ----------------
shall be made prior to, any adjustment required pursuant to Section 11(a)(ii)
                                                            -----------------
hereof.

          (II) REDUCTION IN PURCHASE PRICE IN THE EVENT OF STOCK ACQUISITION.
               -------------------------------------------------------------
In the event that any Person shall, at any time after the Rights Declaration Date (as defined in the WHEREAS clause at the beginning of this Plan), become an Acquiring Person, unless the event causing such person to become an Acquiring Person is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company (provided that at the time of such determination of the Board of Directors there are then in office not less than two Continuing Directors and such determination is also made by a majority of the Continuing Directors then in office), after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (a "Qualifying Tender Offer"), then, subject to the last
                         ---------- ------ -----
sentence of Section 23(a) and except as otherwise provided in this Section 11,
            -------------                                          ----------
each holder of a Right (except as provided in Section 7(e) hereof) shall
                                              ------------
thereafter have the right to receive, upon exercise thereof, the number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of the Section 11(a)(ii) Event and (y) dividing that product by fifty percent (50%) of the current market price (as determined pursuant to Section 11(d) hereof) per share
                                                -------------
of the Common Stock on the date of the occurrence of such Section 11(a)(ii)
Event.

     (B)  GRANT OF SUBSCRIPTION RIGHTS.  In case the Company shall fix a record
          ----------------------------
date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preference as the shares of Common Stock ["equivalent common stock"]) or securities convertible into Common Stock or
  ---------- ------ -----
equivalent common stock at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current stock market price as determined pursuant to Section 11(d) hereof) per share of
                                             -------------
Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (C) DISTRIBUTION OF PROPERTY.  In case the Company shall fix a record date
         ------------------------
for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other that a dividend in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in
Section 11(b) hereof), the Purchase Price to be in effect after such record date
- -------------
shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share
                                                -------------
of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common stock, and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per
                                                     -------------
share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

     (D) DETERMINATION OF MARKET PRICE.  For the purpose of any computation
         -----------------------------
herein, the "current market price" per share of Common Stock on any date shall
             ------- ------ -----
be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event
                                         --------  -------
that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution of such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ National Market System or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by NASDAQ, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by NASDAQ or, if the shares of Common Stock are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the
                                  ------- ---
principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

     (E) DE MINIMUS ADJUSTMENTS.  Anything herein to the contrary
         ----------------------
notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by
                            --------  -------
reason of this Section 11(e) are not required to be made shall be carried
               -------------
forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-
           ----------
thousandth of a share of Common Stock or other share as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment
                                           -------------
required by this Section 11 shall be made no later than the earlier of (i) three
                 ----------
(3) years from the date of the transaction which mandates such adjustment, or
(ii) the Expiration Date.

     (F) ADJUSTMENTS UPON SECTION 11(A)(II) OR SECTION 13 EVENTS.  If as a
         -------------------------------------------------------
result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a)
                                         -----------------    -------------
hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares or fraction of a share of capital stock other than Common Stock, thereafter the number or fraction of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time-to-time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the
- ------------------------------------------------------     ---
provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common
              ---------------------     --
Stock shall apply on like terms and to any such other shares.

     (G) EVIDENCE OF ADJUSTMENTS.  All rights originally issued by the Company
         -----------------------
subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase

Price, the number of shares of Common Stock purchasable from time-to-time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (H) CALCULATION OF ADJUSTED RIGHTS TO PURCHASE COMMON STOCK.  Unless the
         -------------------------------------------------------
Company shall have exercised its election as provided in Section 11(i), upon
                                                         -------------
each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making
- --------------
of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that fraction of a share (or number of shares) of Common Stock (calculated to the nearest one-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (I) ADJUSTMENT IN RIGHTS IN LIEU OF SHARES.  The Company may elect on or
         --------------------------------------
after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificate has been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as
                                      -------------
promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to
Section 14 hereof, the additional Rights to which such holders shall be entitled
- ----------
as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders of record in substitution and replacement for the Rights Certificate held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (J) NO REQUIREMENT TO AMEND RIGHTS CERTIFICATES. Irrespective of any
         -------------------------------------------
adjustment or change in the Purchase Price or the fraction of a share (or number of shares) of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

     (K) REDUCTION BELOW STATED OR PAR VALUE.  Before taking any action that
         -----------------------------------
would cause an adjustment reducing the Purchase Price below the then stated or par value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

     (L) DEFERRAL OF ADJUSTMENT.  In any case in which this Section 11 shall
         ----------------------                             ----------
require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercise after such record date the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company
                                          --------  -------
shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

     (M) REDUCTIONS IN PURCHASE PRICE.  Anything in this Section 11 to the
         ----------------------------                    ----------
contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgement the
     ----------
Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price,
(iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock,
(iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock
        ----------
shall not be taxable to such stockholders.

     (N) COVENANT NOT TO CONSOLIDATE, MERGER OR TRANSFER OR SELL ASSETS OR
         -----------------------------------------------------------------
EARNING POWER.  The Company covenants and agrees that is shall not, at any time
- -------------
after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in an transaction which complies with Section 11(o)
                                                                -------------
hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii)
                                                 -------------
sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the
                                         -------------
time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously
   -------------
owned by such Person or any of its Affiliates and Associates.

     (O) COVENANT NOT TO DIMINISH OR ELIMINATE RIGHTS.  The Company covenants
         --------------------------------------------
and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any
   ----------    ----------
action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (P) PROPORTIONATE ADJUSTMENTS.  Anything in this Plan to the contrary
         -------------------------
notwithstanding, in the event that the Company shall at any time after the Rights Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common stock, or (iii) combine the outstanding shares of Common Stock into a small number of shares, the number of Rights associated with each share of Common stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event, and the denominator of which shall be the total number of share of Common Stock outstanding immediately following the occurrence of such event.

     (Q) SUBSTITUTION OF COMMON STOCK EQUIVALENTS.  In lieu of issuing shares of
         ----------------------------------------
Common Stock in accordance with Section 11(a)(ii) hereof, the Board of Directors
                                -----------------
may, and, in the event that the number of shares of Common Stock which are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with
Section 11(a)(ii) hereof, the Board of Directors shall, to the extent permitted
- -----------------
by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the value of the shares of Common Stock (the "Adjustment Shares") issuable upon the exercise of a Right immediately after the
- ----------- ------
adjustments provided for in Section 11(a)(ii) (the "Current Value") and (B) with
                            -----------------       ------- -----
respect to each Right (other than Rights which have become void pursuant to the provisions hereof), make adequate provision to substitute for any or all such Adjustment Shares, upon payment of the applicable Purchase, Price, (1) cash, (2) other equity securities of the Company (including, without limitation, shares, or units of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as shares of Common Stock [such shares or units of shares of preferred stock are herein called "Common Stock equivalents"]), (3) debt securities of the Company, (4) other assets, (5) a reduction of the Purchases Price, or (6)
any combination of the foregoing having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined in good faith by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company
                                         --------  -------
shall not have made adequate provision to deliver value pursuant to clause (B)
                                                                    ----------
above within thirty (30) days following the date (the "Section 11(a)(ii) Trigger
                                                       ------- --------- -------
Date") which is the later of (a) the first occurrence of a Section 11(a)(ii)
- ----
Event and (b) the date on which the Company's right of redemption pursuant to
Section 23(a) expires, then the Company shall be obligated to deliver, upon the
- -------------
surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the excess of (x) the Current Value over (y) the Purchase Price times the number of one and one-half shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event. If, upon the occurrence of a Section 11(a)(ii) Event, the number of shares of Common Stock that are authorized by the Company's Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, and if the Board of Directors shall
                -----------------
determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some
 ------------ ------
action must be taken pursuant to the first or second sentence of this Section
                                                                      -------
11(q), the Company (1) shall provide, subject to Section 11(a)(ii) hereof and
- -----                                            -----------------
the last sentence of this Section 11(q), that such action shall apply uniformly
                          -------------
to all outstanding Rights and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(q), the
                                                         -------------
value of the Common Stock shall be the Current market price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any "Common Stock equivalent" shall be deemed to equal the current market price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(q).
                 --------------

     SECTION 12.    CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.
     ----------     ----------------------------------------------------------

     Whenever an adjustment is made as provided in Section 11 and Section 13
                                                   ----------     ----------
hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement o the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with the transfer agent for the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with
Section 25 hereof.  The Rights Agent shall be fully protected in relying and on
- ----------
any such certificate on any adjustment therein contained.

     SECTION 13.   CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR
     ----------    ------------------------------------------------------
                   EARNING POWER.
                   -------------

     (A) REDUCTION OF PURCHASE PRICE IN THE EVENT OF CONSOLIDATION, MERGER, OR
         ---------------------------------------------------------------------
SALE OR TRANSFER OF ASSETS OR EARNING POWER.  In the event that, following the
- -------------------------------------------
Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)
                                                               -------------
hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall
                                             -------------
consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer)
in one transaction or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case,
                            -------------
proper provisions shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive,
            ------------
upon the exercise thereof at the then current Purchase Price (disregarding any adjustment of the Purchase Price pursuant to Section 11(a)(ii) hereof) in
                                             -----------------
accordance with the terms of this Plan, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a
Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of shares for which a right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all
                                    -------- -----
purposes of this Plan) by (2) fifty percent (50%) of the current market price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock
                        ----------------
of such Principal Party on the date of consummation of such Section 13 Event;
(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party
              ----------
following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall
                                                  -----------------
be of no effect following the first occurrence of any Section 13 Event.

     (B) DEFINITION OF PRINCIPAL PARTY.  The term "Principal Party" shall mean:
         -----------------------------             --------- -----
(i) in the case of any transaction described in clause (x) or (y) of the first
                                                ----------    ---
sentence of Section 13(a), the Person that is the issuer of any securities into
            -------------
which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that
             ----------                          -------------
is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however,
                                                         ---------  -------
that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, o more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

     (C) COVENANT OF PRINCIPAL PARTY TO PROVIDE SUPPLEMENTAL AGREEMENT.  The
         -------------------------------------------------------------
Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have s sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and
                                                                  ----------
unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further
                   --------------     ---         ----------
providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the
                                      -------------         ----------
Principal Party will:

          (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

          (ii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     The provisions of this Section 13 shall similarly apply to successive
                            ----------
mergers or consolidations or sales or other transfers.  In the event that a
Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
                                                         -------------

     (D) QUALIFYING TENDER OFFER.  Notwithstanding anything in this Plan to the
         -----------------------
contrary, Section 13 shall not be applicable to a transaction described in
          ----------
subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is
- -----------------     ---    -------------
consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which complies with the provisions of Section 11(a)(ii) hereof (or
                                                   -----------------
a wholly owned Subsidiary of any such Person or Persons); (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer; and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall
                                 -------------
expire.

     SECTION 14.    FRACTIONAL RIGHTS AND FRACTIONAL SHARES.
     ----------     ---------------------------------------

     (A) CASH IN LIEU OF FRACTIONAL RIGHTS.  The Company shall not be required
         ---------------------------------
to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence
   -------------
fractional rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would be otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the
     -------------
closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other over-the-counter system then in use, or on any such date the Rights are not quoted by any such organization, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such principal national stock exchange on which the Rights are listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on such principal national securities exchange, or if the Rights are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

     (B) CASH IN LIEU OF FRACTIONAL SHARES.  The Company shall not be required
         ---------------------------------
to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(b), the
                                                        -------------
current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the
                                                 -------------
Trading Day immediately prior to the date of such exercise.

     (C) WAIVER OF RIGHT HOLDER. The holder of a Right by the acceptance of the
         ----------------------
Rights expressly waives his right to receive any fractional Rights or any fractional shares of Common Stock upon exercise of a Right, except as permitted by this Section 14.
        ----------

     SECTION 15.    RIGHTS OF ACTION.
     ----------     ----------------

     All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the
                                       ----------
respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of the Rights, the holders of the Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Plan.

     SECTION 16.    AGREEMENT OF RIGHTS HOLDERS.
     ----------     ---------------------------

     Every holder of a Right by accepting of the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

     (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

     (c) subject to Section 6(a) and Section 7(b) hereof, the Company and the
                    ------------     ------------
Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e)
                                                                  ------------
hereof, shall be required to be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligations; provided, however, the Company must use its best efforts to have any such order,
- --------  -------
decree or ruling lifted or otherwise overturned as soon as possible.

     SECTION 17.    HOLDER OF RIGHTS CERTIFICATE NOT DEEMED A STOCKHOLDER.
     ----------     -----------------------------------------------------

     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the fraction of a share (or number of shares) of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights,
            ----------
or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     SECTION 18.    CONCERNING THE RIGHTS AGENT.
     ----------     ---------------------------

     (A) COMPENSATION; INDEMNITY; LIMITATION ON LIABILITY.  The Company agrees
         ------------------------------------------------
to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time-to-time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Plan in the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability in the premises. Anything in this Plan to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (B) RELIANCE.  The Rights Agent shall be protected and shall incur no
         --------
liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as set forth in Section 20(a) hereof.
                                                     -------------

     SECTION 19.    MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.
     ----------     ---------------------------------------------------------

     (A) MERGER OR CONSOLIDATION.  Any corporation into which the rights Agent
         -----------------------
or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agents or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further action on the part of any of the parties hereto; provided, however, that such corporation
                                       --------  --------
would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights
              ----------
Agent shall succeed to the agency created by this Plan, any of the Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificate so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and this Plan.

     (B) USE OF PRIOR NAME.  In case at any time the name of the Rights Agent
         -----------------
shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificate shall have the full force provided in the Rights Certificates and in this Plan.

     SECTION 20.    DUTIES OF RIGHTS AGENT.
     ----------     ----------------------

     The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, if any, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or
                                            ----------    ----------
responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Plan or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

     (g) The Rights Agent is hereby authorized and directed to accept instructions will respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman of the Board, if any, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in waiting for these instructions.

     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agent, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the
                       --------  -------
selection and continued employment thereof.

     (j) No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) and/or (2)
                                                       ----------        ---
thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

     SECTION 21.    CHANGE OF RIGHTS AGENT.
     ----------     ----------------------

     The Rights Agent or any successor rights Agent may resign and be discharged from its duties under this Plan upon sixty (60) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon sixty (60) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to the transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificates may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least one hundred million dollars ($100,000,000). After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not
                     ----------
affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     SECTION 22.    ISSUANCE OF NEW RIGHTS CERTIFICATES.
     ----------     -----------------------------------

     Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversation or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate
                       --------  -------
shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     SECTION 23.    REDEMPTION AND TERMINATION.
     ----------     --------------------------

     (A)  REDEMPTION OF RIGHTS.  The Board of Directors of the Company may, at
          --------------------
its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) day following the Record Date) subject to extension by the Company pursuant to Section 26 hereof, or (ii) the Final Expiration Date,
                           ----------
redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price") and the Company may, at its option, pay the Redemption Price
- ----------- -----
either in shares of Common Stock (based on the "current market price", as defined in Section 11(d) hereof, of the shares of Common Stock at the time of
           -------------
redemption) or cash; provided, however, if the Board of Directors of the Company
                     --------  -------
authorizes redemption of the Rights in either of the circumstances set forth in clauses (1) and (2) below, then there must be Continuing Directors then in
- -----------     ---
office and such authorization shall require the concurrence of a majority of such Continuing Directors: (2) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (2) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation of any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrent with such solicitation, such Person (or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not beneficially owned by such Person (or by its Affiliates or Associates); provided further, however, that if, following the occurrence of a Stock
- -------- -------
Acquisition Date and following the expiration of the right or redemption hereunder but prior to any Triggering Event, (1) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or a series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of ten percent (10%) or less of the outstanding shares of Common Stock, and (2) there are no other Persons, immediately following the occurrence of the event described in clause (1), who are Acquiring
                                                   ----------
Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23. Notwithstanding anything
                                  ----------
contained in this Plan to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired.

     (B)  EFFECTIVENESS; NOTICE.  Immediately upon the action of the Board of
          ---------------------
Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Right Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock; provided, however, that the failure to give, or any defect in, any
              --------  -------
such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     SECTION 24.    NOTICE OF CERTAIN EVENTS.
     ----------     ------------------------

     (A) GENERAL.  In case the Company shall propose, at any time after the
         -------
Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or
              -------------
to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with
Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding
- -------------
up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with
Section 25 hereof, a notice of such proposed action, which shall specify the
- ----------
record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior
                      ----------    ----
to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier.

     (B) SECTION 11(A)(II) EVENTS.  In case any other events set forth in
         ------------------------
Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company
- -----------------
shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a
                                                           ----------
notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof,
                                                     -----------------
and (ii) all references in the preceding paragraph to Common Stock shall be deemed thereafter to refer, if appropriate, to other securities.

     SECTION 25.    MANNER OF NOTICES.
     ----------     -----------------

     Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid addressed (until another address is filed in writing with the Rights Agent) as follows:

                    STAAR Surgical Company
                    1911 Walker Avenue
                    Monrovia, California 91016

                    Attention:  Chairman of the Board and
                                Chief Executive Officer

                    Copy to:

                    Pollet, Skousen & Woodbury, a Law Corporation
                    10900 Wilshire Boulevard, Suite 500
                    Los Angeles, California 90024

                    Attention:  John M. Woodbury, Jr., Esq.

     Subject to the provisions of Section 21, any notice or demand authorized by
                                  ----------
this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    American Stock Transfer & Trust Company
                    40 Wall Street
                    New York, New York 10005

                    Attention:  Vice President, Stock Transfer

     Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage pre-paid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     SECTION 26.  SUPPLEMENTS AND AMENDMENTS.
     ----------   --------------------------

     (A) BEFORE RIGHTS REDEEMABLE.  For as long as the Rights are then
         ------------------------
redeemable and except as provided in paragraph (c) of this Section 26, the
                                     -------------         ----------
Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan without the approval of any holders of the Rights or the Common Stock (notwithstanding their approval or ratification of this Plan) including, without limitation: (i) lowering the thresholds set forth in Sections 1(a) and 3(a) to not less than the
                                     -------------     ----
greater of (x) the sum of .001% and the largest percentage of the outstanding shares of Common Stock then known by the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) and (y) ten percent (10%); (ii) fixing a Final Expiration Date later than the date set forth in Section 7(a) hereof (but not to
                                                 ------------
exceed three {3} years in addition to the date initially specified in said Section); or (iii) increasing the Purchase Price (but not by an amount exceeding fifty percent (50%) or the original Purchase Price), as it may be adjusted pursuant to the terms of this Plan.

     (B) AFTER RIGHTS REDEEMABLE.  At any time when the Rights are not then
         -----------------------
redeemable and except as provided in paragraph (c) of Section 26, the Company
                                     -------------    ----------
may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights Certificates in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, provided, however, that: (1) no such supplement or
                        --------  -------
amendment pursuant to clause (iii) above shall (A) lengthen any time period
                      ------------
relating to when Rights may be redeemed at such time as the Rights are not then redeemable, or (B) lengthen any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights; and (2) no such supplement or amendment pursuant to clause (iv) above shall materially adversely affect the interest of
            -----------
the holders of Rights Certificates as such.

     (C) AFTER PERSON BECOMES ACQUIRING PERSON.  Notwithstanding anything
         -------------------------------------
contained in this Plan to the contrary, supplements or amendments may be made after the time that any Person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) only if at the time of the action of the Board of Directors approving such supplement or amendment there are then in office not less than two Continuing Directors and such supplement or amendment is approved by a majority of the Continuing Directors then in office.

     (D) SUPPLEMENT OR AMENDMENT BY RIGHTS AGENT.  Upon the delivery of a
         ---------------------------------------
certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section
                                                                         -------
26, the Rights Agent shall execute such supplement or amendment.
- --

     SECTION 27.  SUCCESSORS.
     ----------   ----------

     All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 28.     DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS.
     ----------      -----------------------------------------------------

     For all purposes of this Plan, any calculation of the number of shares of common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of the Continuing Directors) shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below,
                                                               ----------
all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and
(y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.

     SECTION 29.    BENEFITS OF PLAN.
     ----------     ----------------

     Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

     SECTION 30.    SEVERABILITY.
     ----------     ------------

     If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that
                                          --------  -------
notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language form this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not
                           ----------
expire unit the close of business on the tenth (10th) day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board (or at a time or with the concurrence of a group of directors consisting of less than the entire Board) is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Certificate of Incorporation and By-laws.

     SECTION 31.    GOVERNING LAW.
     ----------     -------------

     This Plan, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, except that the rights and obligations of the Rights Agent shall be governed by the laws of the State of New York.

     SECTION 32.    COUNTERPARTS.
     ----------     ------------

     This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 33.    DESCRIPTIVE HEADINGS.
     ----------     --------------------

     Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                              STAAR SURGICAL COMPANY



By:  ___________________________     By:  _____________________________
Name:   William C. Huddleston        Name:   John R. Wolf
Title:  Secretary                    Title:  President and Chairman of the Board


Attest:                              AMERICAN STOCK TRANSFER
                                     & TRUST COMPANY



By:___________________________       By:____________________________
Name:_________________________       Name:__________________________
Title:________________________       Title:_________________________

                                                                       EXHIBIT A
                                                                       ---------

                          [FORM OF RIGHTS CERTIFICATE]
                          ----------------------------

     CERTIFICATE NO. R - ___________ __________________ (_________) RIGHTS


          NOT EXERCISABLE AFTER APRIL 20, 2003 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT ON THE TERMS SET FORTH IN THE STOCKHOLDERS' RIGHTS PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE STOCKHOLDERS' RIGHTS PLAN) AND ANY SUBSEQUENT HOLDER OF THE RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE STOCKHOLDERS' RIGHTS PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF SUCH PLAN.]/1/



                               RIGHTS CERTIFICATE
                             STAAR SURGICAL COMPANY

          This certifies that   _________________________________________, or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholders' Rights Plan, dated as of April 20, 1995 (the "Rights Plan"), between Staar Surgical Company, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 p.m. (New York time) on April 20, 2003 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one (1) fully paid, non-assessable share of common stock, par value $.01 (the "Common Stock"), of the Company, at a purchase price of fifty dollars ($50.00) per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price shall be paid in cash. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, and the number and Purchase Price as of April 20, 1995, based on the Common Stock as constituted at such date.

     Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Plan), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Plan, a transferee of person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

     As provided in the Rights Plan, the Purchase Price and the number and kind of shares of Common Stock or other capital stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Plan. Copies of the Rights Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

- --------------------
/1/ The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Plan the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right at any time prior to the earlier of the close of business on
(i) the tenth (10th) day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Plan) and (ii) the Final Expiration Date. Under certain circumstances set forth in the Rights Plan, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. After the expiration of the redemption period, the company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to ten percent (10%) or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.

     No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Plan.

     No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Plan.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ____________ __, 19__

Attest:                           STAAR SURGICAL COMPANY


By:  ________________________     By:________________________________
Name:   William C. Huddleston     Name:   John R. Wolf
Title:  Secretary                 Title:  President and Chairman of the Board

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY



By:  ____________________________
     Authorized Signature

                  [FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]

                               FORM OF ASSIGNMENT
                               ------------------

                  (To be executed by the registered holder if
            such holder desires to transfer the Rights Certificate.)



     FOR VALUE RECEIVED ________________ hereby sells, assigns and transfers unto (print name and address of transferee)____________________________________
________________________ this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________________________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________________, 19__

                                               ______________________________
                                               Signature


Signature Guaranteed:



                                  CERTIFICATE
                                  -----------

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Rights Certificate [_____] is [_____] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Plan);

          (2) after due inquiry and to the best knowledge of the undersigned, it [_____] did [_____] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _________________ , 19__

                                        ________________________________
                                        Signature


Signature Guaranteed:



                                     NOTICE
                                     ------

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                      (To be executed if holder desires to
                       exercise Rights represented by the
                              Rights Certificate.)

To:  STAAR Surgical Company

     The undersigned hereby irrevocably elects to exercise _____________________ ___________________________ (______________) Rights represented by this Rights
Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

(Please insert name, address, and social security or other identifying number)
________________________________________________________________________________
________________________________________________________________________________
____________. If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to: (Please insert name, address, and social security or other identifying number)______________________
_________________________________________________________.

Dated: ____________________, 19__

                                         _________________________________
                                         Signature

Signature Guaranteed:


                                  CERTIFICATE
                                  -----------

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Plan);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _______________, 19__

                                         __________________________________
                                         Signature


Signature Guaranteed:

                                     NOTICE
                                     ------

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the fact of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                                       ---------


                   SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK
                   ------------------------------------------

     On April 20, 1995, the Board of Directors of STAAR Surgical Company (the "Company") unanimously adopted a resolution approving the immediate effectiveness of a Stockholders' Rights Plan (the "Rights Plan"), subject to subsequent approval of the Rights Plan by the stockholders of the Company at the Annual Meeting of Stockholders of the Company on June 6, 1995, or any adjournments thereof. On June 6, 1995 the stockholders of the Company approved the adoption of the Plan.

     Pursuant to the terms of the Rights Plan, the Company declared a dividend distribution of one Right for each outstanding share of Common Stock to stockholders of the Company of record at the close of business on April 20, 1995. Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $50.00 per share (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash. The description and the terms of the Rights are set forth in the Rights Plan.

     Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after June 6, 1995, will contain a notation incorporating the Rights Plan by reference and (iii) the surrender for transfer of any outstanding Common Stock certificates also will constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 20, 2003, unless earlier redeemed by the Company as described below.

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     Upon any Person becoming the beneficial owner of 15% or more of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock that is determined by the Board of Directors to be fair to and otherwise in the best interests of the Company and its stockholders [a "Qualifying Tender Offer"]), each holder of a Right thereafter will have the right to receive, upon exercise thereof, the number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Right was exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of Common Stock. Notwithstanding any of the foregoing, following the occurrence of such event, all rights that are, or (under certain circumstances specified in the Rights
Plan) were beneficially owned by any Acquiring Person, will be null and void. However, Rights are not exercisable following the occurrence of either of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

     For example, assume that a stockholder holds Rights to purchase 100 shares of Common Stock at the $50 Purchase Price, and further assume that the Common Stock had a per share trading price of $20 at the time of an event set forth in the preceding paragraph. As a result, the holder would have the right to purchase 500 shares of Common Stock for the aggregate purchase price of $5,000, or $10 per share. The 500 share figure is determined by (x) multiplying the $50 Purchase Price by 100 (representing the number of shares of Common Stock the holder was entitled to purchase by virtue of the Rights), and (y) dividing that product by $10 (or 50% of the $20 market price of the Common Stock). The $5,000 aggregate purchase price for said 500 shares is determined by multiplying the 100 shares of Common Stock the holder was initially entitled to purchase by virtue of the Rights by the $50 Purchase Price per Right.

     In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) thereafter shall have the right, upon payment of the Purchase Price (without giving effect to the adjustment described in the immediately preceding paragraph), to buy such number of shares of common stock of the acquiring company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Rights were exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of the common stock of the acquiring company. The event set forth in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

     The Purchase Price payable, and the number of shares of the Common Stock issuable, upon exercise of the Rights are subject to adjustment from time to time prevent to dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for the Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

     The Company is only obligated to maintain authorized but unissued shares of Common Stock for holders of Rights once a Distribution Event occurs. The Company is permitted, however, if sufficient shares of unissued but authorized Common Stock are not available to be purchased by holders of Rights, to distribute to such holders, in lieu of Common Stock, other securities of the Company with equivalent value to the Rights exercised, such as preferred stock, debt instruments, or reduction in Purchase Price.

     At any time until 10 days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, payable in cash or shares of Common Stock. Under certain circumstances set forth in the Rights Plan, the decision to redeem shall require the concurrence of a majority of the Continuing Directors (as hereinafter defined). After the redemption period has expired, the Company's rights of redemption may be restated if an Acquiring Person reduces his or her beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right which the holders of Rights will thereafter have will be to receive the $.001 redemption price.

     The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Plan, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for the Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth.

     Any of the provisions of the Rights Plan may be amended by the Board of Directors of the Company as long as the Rights are then redeemable including, without limitation, the 15% threshold (but not, in general, below 10%), the purchase price (but not by more than 50%), or Final Expiration Date (but not by more than 3 additional years). When the Rights are not redeemable, the provisions of the Rights Plan may be amended by the Board in order to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision or to make changes which do not affect adversely the interests of holder of Rights; provided, however, that amendments proposed to be
                               --------  -------
made after a person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) may be made only if approved by a majority of the Continuing Directors.

     The Company covenants in the Rights Plan to file a registration statement under the Securities Act of 1933 with respect to shares of Common Stock purchasable upon exercise of the Rights as soon as a Section 11(a)(ii) Event occurs, or as soon as required by law, and may temporarily suspend, for no more than 90 days, the exercisability of the Rights to permit the registration statement to become effective.

     A copy of the Rights Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Proxy Statement dated May 12, 1995. A copy of the Rights Plan is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is incorporated herein by reference.

PROXY                                                                     PROXY
                             STAAR SURGICAL COMPANY
                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 1995

     The undersigned hereby appoints JOHN R. WOLF and WILLIAM C. HUDDLESTON and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of stock of STAAR SURGICAL COMPANY (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, 924 West Huntington Drive, Monrovia, California, on Tuesday, June 6, 1995, at the hour of 10:00 a.m., prevailing local time, or any adjournments thereof.

1.   FOR __    WITHHOLD __ election of the following nominees in the Notice of
     Annual Meeting and Proxy Statement as directors of the Company:

     John R. Wolf,  Michael R. Deitz, M.D.,  Joseph C. Gathe, M.D.

     Andrew F. Pollet, Esq.,  and Peter J. Utrata, M.D.

2.   FOR __    AGAINST __ the adoption of an amendment of the Certificate of
     Incorporation and Bylaws of the Company to implement the following changes recommended by the Board of Directors (the "Classified Board Provisions"):
     (i) reorganize the Board of Directors of the Company into three classes of directors, with the directors in each class serving three year staggered terms; (ii) limit the minimum and maximum number of authorized directors serving on the Board to 3 and 7 persons, respectively, (iii) require that any vacancies in the number of directors of the Company be filled solely by the vote of a majority of directors then in office, (iv) require that actions by stockholders of the Company be taken only at an annual or special meeting and not by written consent; and (v) require a two-thirds vote of the stockholders of the Company to amend or repeal any of the foregoing amendments to the Certificate of Incorporation and Bylaws of the Company.

3.   FOR __    AGAINST __ the ratification of the adoption of a Stockholders'
     Rights Plan and, in connection therewith, the adoption of an amendment to the Certificate of Incorporation of the Company to increase the authorized shares of Common Stock of the Company from 20 million shares to 30 million shares.

4. Upon all such other matters that may properly be brought before such Annual Meeting, or any adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. UNLESS DIRECTION IS GIVEN TO WITHHOLD AUTHORITY FOR ANY NOMINEE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE AFORESAID FIVE
                                         ---
DIRECTOR NOMINEES TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS; "FOR" THE
                                                                 ---
ADOPTION OF THE AFORESAID AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS ESTABLISHING A CLASSIFIED BOARD OF DIRECTORS AND RELATED MATTERS; AND "FOR" THE RATIFICATION OF THE AFORESAID STOCKHOLDERS'
                      ---
RIGHTS PLAN AND THE INCREASE IN THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK IN CONNECTION THEREWITH. THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY INDIVIDUAL NOMINEE BY LINING THROUGH THE NOMINEE'S NAME ABOVE.

     All other proxies heretofore given by the undersigned to vote shares of stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

     NOTE: PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR ON YOUR SHARES. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS, AFFIX CORPORATE SEAL AND ATTACH A CERTIFIED COPY OF RESOLUTION OR BYLAWS EVIDENCING AUTHORITY.



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